UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21467

LMP Capital and Income Fund Inc.

(Exact name of registrant as specified in charter)

One Madison Avenue, 17th Floor, New York, NY 10010

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-777-0102

Date of fiscal year end: November 30

Date of reporting period: November 30, 2025

ITEM 1.	REPORT TO STOCKHOLDERS

(a) The Report to Shareholders is filed herewith

Annual Report
November 30, 2025

LMP
CAPITAL AND INCOME
FUND INC. (SCD)

Managed Distribution Policy: The Fund’s Board of Directors (the “Board”) has authorized a managed distribution plan pursuant to which the Fund makes monthly distributions to shareholders at a fixed rate of $0.1200 per common share, which rate may be adjusted from time to time by the Fund’s Board (the “Plan”). The Plan is intended to provide shareholders with a constant, but not guaranteed, fixed minimum rate of distribution each month. The Fund is managed with a goal of generating as much of the distribution as possible from net ordinary income and short-term capital gains that is consistent with the Fund’s investment strategy and risk profile. To the extent that sufficient distributable income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital in order to maintain its managed distribution rate. A return of capital may occur, for example, when some or all of the money that was invested in the Fund is paid back to shareholders. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years.
The Board may amend the terms of the Plan or terminate the Plan at any time without prior notice to the Fund’s shareholders, however, at this time there are no reasonably foreseeable circumstances that might cause the termination of the Plan. The amendment or termination of the Plan could have an adverse effect on the market price of the Fund’s common shares. The Plan is subject to the periodic review by the Board to determine if an adjustment should be made.
Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s Plan. The Fund will send a Form 1099-DIV to shareholders for the calendar year that will describe how to report the Fund’s distributions for federal income tax purposes.

Fund objective
The Fund’s investment objective is total return with an emphasis on income.

The Fund may invest in a broad range of equity and fixed income securities of both U.S. and foreign issuers. The Fund will vary its allocation between equity and fixed income securities depending on the investment manager’s view of economic, market or political conditions, fiscal and monetary policy and security valuation.
What’s inside

LMP Capital and Income Fund Inc.

II

Letter from the president

Dear Shareholder,
We are pleased to provide the annual report of LMP Capital and Income Fund Inc. for the twelve-month reporting period ended November 30, 2025. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.
As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:
•
 Fund prices and performance,
•
 Market insights and commentaries from our portfolio managers, and
•
 A host of educational resources.
We look forward to helping you meet your financial goals.
Sincerely,

Jane Trust, CFA

President and Chief Executive Officer
December 31, 2025

III
LMP Capital and Income Fund Inc.

Fund overview
Q. What is the Fund’s investment strategy?
A. The Fund’s investment objective is total return with an emphasis on income. Under normal market conditions, the Fund seeks to maximize total return by investing at least 80% of its managed assets in a broad range of equity and fixed income securities of both U.S. and foreign issuers. The Fund may invest without limit in both energy and non-energy master limited partnerships (MLPs), so long as no more than 25% of the Fund’s total assets are invested in MLPs that are treated as qualified publicly traded partnerships (QPTPs). The Fund will vary its allocation between equity and fixed income securities depending on ClearBridge Investments, LLC’s (ClearBridge) view of economic, market or political conditions, fiscal and monetary policy and security valuation. Depending on ClearBridge’s view of these factors, which may vary from time to time, ClearBridge, one of the Fund’s subadvisers, may allocate substantially all of the investments in the portfolio to equity securities or fixed income securities.
The Fund’s subadvisers apply a rigorous, “bottom-up” research process to identify companies with strong fundamentals, skilled and committed management teams and a clear market advantage. Through patient management, the Fund seeks to capture earnings growth from companies offering new or innovative technologies, products and services.
Peter Vanderlee, CFA of ClearBridge, oversees the Fund’s allocation between equity and fixed income securities, as well as the Fund’s equity investments in general, with a focus on dividend-paying securities. The ClearBridge portfolio management team also includes Patrick McElroy, CFA, who is focused on real estate investment trusts (REITs) and energy MLPs. These individuals manage the equity side of the Fund with a “bottom-up” approach focused on the risk and reward of each investment opportunity.
A portfolio management team at Western Asset Management Company, LLC (Western Asset) manages the fixed income portion of the Fund. The fixed income portfolio management team includes portfolio managers Christopher Kilpatrick, Mark Lindbloom, Michael C. Buchanan and Ryan Brist.
Q. What were the overall market conditions during the Fund’s reporting period?
A. Overall risk sentiment was largely driven by a soft-landing mix of cooling inflation, resilient growth and a turn later in the period toward easier monetary policy, culminating in the U.S. Federal Reserve (Fed) starting to cut rates in September 2025 and lowering its benchmark rate twice again into year-end. Equity market leadership was dominated by AI/tech-linked mega cap companies, with the S&P 500 advancing 15% led by hyperscalers, the communication services and information technology (IT) sectors. In addition to lifting these leading-edge AI companies, AI enthusiasm helped companies in the AI value chain in the utilities and industrials sectors. A resilient consumer, benign credit environment, recovering capital markets and a steepening yield curve supported bank stocks. Defensive consumer discretionary underperformed largely on inflation concerns, energy lagged due to pressure on oil prices from ample supply, real estate continued to struggle due to elevated
LMP Capital and Income Fund Inc. 2025 Annual Report

Fund overview (cont’d)
interest rates and a depressed housing market, and materials were a main laggard due to slowing manufacturing and construction activity weighing on demand for key commodities.
Q. How did we respond to these changing market conditions?
A. In recognizing the current uncertain investment landscape, we increased our positions in defensive names as evidenced by our additions to our consumer staples and health care exposure. Those sectors are also very good hunting grounds to find high-quality (emerging) dividend aristocrats, which typically offer solid dividend profiles while providing more stability during turbulent times. By the same token, earlier in the year, we reduced our positions in more cyclical sectors such as IT and alternative asset managers and used the proceeds as a source of funds for these more defensive companies. More recently, we have added exposure to some select IT names, especially those with exposure to the growth opportunity driven by AI. Within energy, we have emphasized exposure to natural-gas-oriented midstream companies which, we believe, are well-positioned to capture natural gas demand growth stemming from the AI data center buildout and from Europe reducing its reliance on Russian gas, with supplies being replaced by LNG from the U.S. The result is that we expect increasing demand for natural gas which, in our view, bodes well for midstream companies that are natural gas focused. More broadly speaking, we continue to carefully assess the risks and rewards in our exposures and recognize that the investment environment remains volatile.
Performance review
For the twelve months ended November 30, 2025, LMP Capital and Income Fund Inc. returned -3.59% based on its net asset value (NAV)i and -9.23% based on its New York Stock Exchange (NYSE) market price per share. The Fund’s unmanaged benchmarks, the Bloomberg U.S. Aggregate Indexii and the S&P 500 Indexiii, returned 5.70% and 15.00%, respectively, for the same period. The Fund’s Composite Indexiv returned 11.82% over the same time frame.
The Fund has adopted a managed distribution policy (the “Managed Distribution Policy”). Pursuant to this policy, the Fund intends to make regular monthly distributions to common shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Directors. This policy has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. The Fund’s manager believes the policy helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV.
During the twelve-month period, the Fund made distributions to shareholders totaling $1.42 per share.* The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of November 30, 2025. Past performance is no guarantee of future results.
*
For the tax character of distributions paid during the fiscal year ended November 30, 2025, please refer to page 37 of this report.

LMP Capital and Income Fund Inc. 2025 Annual Report

Performance Snapshot as of November 30, 2025
Price Per Share	12-Month Total Return**
$16.51 (NAV)	-3.59%†
$14.80 (Market Price)	-9.23%‡
All figures represent past performance and are not a guarantee of future results.
** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.
† Total return assumes the reinvestment of all distributions, at NAV.
‡ Total return assumes the reinvestment of all distributions, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.
Q. What were the leading contributors to performance?
A. Leading absolute contributors included Broadcom, Alphabet, Marvell Technology, McKesson and JPMorgan Chase.
Q. What were the leading detractors from performance?
A. Leading absolute detractors included ONEOK, Energy Transfer, Blue Owl Capital, Blackstone and Apollo Asset Management 6.75% convertible preferred shares.
Q. Were there any significant changes to the Fund during the reporting period?
A. Larger new individual positions added included Marvell Technology in the IT sector, McKesson and Roche in the health care sector and Citigroup and Bank of America in the financials sector. Larger positions exited included Sempra in the utilities sector, Gaming and Leisure Properties in the real estate sector, U.S. Bancorp in the financials sector and NXP Semiconductors and Intuit in the IT sector. NextEra Energy 4.6% equity units were converted to common shares during the period, and holding Sunoco completed its acquisition of Parkland, resulting in a new entity, SunocoCorp, replacing Sunoco.
Looking for additional information?
The Fund is traded under the symbol “SCD” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available online under the symbol “XSCDX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.franklintempleton.com.
In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.
LMP Capital and Income Fund Inc. 2025 Annual Report

Fund overview (cont’d)
Thank you for your investment in the LMP Capital and Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.
Sincerely,

Peter Vanderlee, CFA
Portfolio Manager
ClearBridge Investments, LLC

Patrick McElroy, CFA
Portfolio Manager
ClearBridge Investments, LLC

Western Asset Management Company, LLC
(Fixed Income Portion)
December 16, 2025
RISKS: The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Diversification does not assure against market loss. The Fund’s investments are subject to a number of risks such as stock market and equity securities risk, MLP risk, fixed income securities risk, foreign investments risk, market events risk and portfolio management risk. Investments in MLP securities are subject to unique risks. The Fund’s concentration of investments in energy related MLPs subjects it to the risks of MLPs and the energy sector, including the risks of declines in energy and commodity prices, decreases in energy demand, adverse weather conditions, natural or other disasters, changes in government regulation, and changes in tax laws. MLP distributions are not guaranteed and there is no assurance that all such distributions will be tax deferred. Stock and bond prices are subject to fluctuation. As interest rates rise, bond prices fall, reducing the value of the fixed income securities held by the Fund. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as

LMP Capital and Income Fund Inc. 2025 Annual Report

currency fluctuations and changes in political, social, and economic conditions. These risks are magnified in emerging or developing markets. Emerging market countries tend to have economic, political, and legal systems that are less developed and are less stable than those of more developed countries. The Fund may invest in lower rated higher yielding bonds or “junk bonds”, which are subject to greater liquidity and credit risk (risk of default) than higher rated obligations. The repositioning of the Fund’s portfolio may increase a shareholder’s risk of loss associated with an investment in the Fund’s shares. Funds that invest in securities related to the real estate industry are subject to the risks of real estate markets, including fluctuating property values, changes in interest rates and other mortgage-related risks. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. Dividends are not guaranteed, and a company may reduce or eliminate its dividend at any time. Distributions are not guaranteed and are subject to change. The Fund may also invest in money market funds, including funds affiliated with the Fund’s manager and subadvisers. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. For more information on Fund risk, see Summary of information regarding the Fund – Principal Risk Factors in this report.
Portfolio holdings and breakdowns are as of November 30, 2025, and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of November 30, 2025 were: Marvell Technology Inc. (4.2%), Apple Inc. (3.1%), Broadcom Inc. (3.0%), Alphabet Inc. (2.8%), NextEra Energy Inc. (2.7%), PPL Corp. (2.6%), JPMorgan Chase & Co. (2.4%), Enterprise Products Partners LP (2.3%), Oracle Corp. (2.2%) and QUALCOMM Inc. (2.2%). Please refer to pages 10 through 19 for a list and percentage breakdown of the Fund’s holdings.
The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of November 30, 2025, were: information technology (21.9%), financials (17.1%), industrials (14.6%), master limited partnerships (10.1%) and health care (9.5%). The Fund’s portfolio composition is subject to change at any time.
All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.
LMP Capital and Income Fund Inc. 2025 Annual Report

Fund overview (cont’d)
The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.
i
Net asset value (NAV) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.
ii
The Bloomberg U.S. Aggregate Index is comprised of investment-grade, U.S. dollar-denominated government, corporate, and mortgage- and asset-backed issues having at least one year to maturity.
iii
The S&P 500 Index features 500 leading U.S. publicly traded companies, with a primary emphasis on market capitalization.
iv
The Composite Index reflects the blended rate of return of the following underlying indices: 65% S&P 500 Index and 35% Bloomberg U.S. Aggregate Index.
 Important data provider notices and terms available at www.franklintempletondatasources.com.

LMP Capital and Income Fund Inc. 2025 Annual Report

Fund at a glance† (unaudited)
Investment breakdown (%) as a percent of total investments

25%
20%
15%
10%
5%
0%
As of November 30, 2025
As of November 30, 2024
17.9
15.5
14.1
13.2
12.0
8.1
8.3
17.3
7.8
5.2
7.8
12.0
7.5
6.5
6.0
3.3
4.8
6.7
4.6
4.1
3.6
3.7
1.7
1.2
1.5
1.6
1.0
0.0
0.1
0.1
1.3
1.5
Information technology
Financials
Industrials
Master limited partnerships
Health care
Real estate
Energy
Consumer staples
Utilities
Communication services
Corporate bonds & notes
Consumer discretionary
Investments in underlying funds
Materials
U.S. government & agency obligations
Short-term investments

†
The bar graph above represents the composition of the Fund’s investments as of  November 30, 2025, and November 30, 2024. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
LMP Capital and Income Fund Inc. 2025 Annual Report

Fund performance (unaudited)

Net Asset Value
Average annual total returns[1]
Twelve Months Ended 11/30/25	-3.59%
Five Years Ended 11/30/25	13.50
Ten Years Ended 11/30/25	9.70
Cumulative total returns[1]
11/30/15 through 11/30/25	152.44%

Market Price
Average annual total returns[2]
Twelve Months Ended 11/30/25	-9.23%
Five Years Ended 11/30/25	15.21
Ten Years Ended 11/30/25	11.36
Cumulative total returns[2]
11/30/15 through 11/30/25	193.20%
All figures represent past performance and are not a guarantee of future results. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.
[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.
[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

LMP Capital and Income Fund Inc. 2025 Annual Report

Historical performance
Value of $10,000 invested in
LMP Capital and Income Fund Inc. vs. Benchmark Indices† — November 2015 - November 2025

All figures represent past performance and are not a guarantee of future results. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.
†
Hypothetical illustration of $10,000 invested in LMP Capital and Income Fund Inc. on November 30, 2015, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value and also assuming the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan through November 30, 2025. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg U.S. Aggregate Index, the S&P 500 Index and the Composite Index (together, the “Indices”). The Bloomberg U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The S&P 500 Index is an unmanaged index of the stocks of 500 leading companies, and is generally representative of the performance of larger companies in the U.S. The Composite Index reflects the blended rate of return of the following underlying indices: 65% S&P 500 Index and 35% Bloomberg U.S. Aggregate Index. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.
LMP Capital and Income Fund Inc. 2025 Annual Report

Schedule of investments
November 30, 2025
 LMP Capital and Income Fund Inc.
(Percentages shown based on Fund net assets)
Security	Shares	Value
Common Stocks — 94.1%
Communication Services — 5.6%
Interactive Media & Services — 4.3%
Alphabet Inc., Class A Shares	33,277	$10,654,630 (a)
Meta Platforms Inc., Class A Shares	8,823	5,716,863
Total Interactive Media & Services		16,371,493
Wireless Telecommunication Services — 1.3%
T-Mobile US Inc.	22,574	4,718,192 (a)

Total Communication Services		21,089,685
Consumer Discretionary — 2.1%
Household Durables — 2.1%
Lennar Corp., Class A Shares	60,083	7,888,898 (a)

Consumer Staples — 7.3%
Beverages — 2.4%
Coca-Cola Co.	65,027	4,754,774 (a)
PepsiCo Inc.	28,536	4,244,445 (a)
Total Beverages		8,999,219
Consumer Staples Distribution & Retail — 1.5%
Walmart Inc.	52,056	5,752,708 (a)
Food Products — 1.5%
McCormick & Co. Inc., Non Voting Shares	81,154	5,476,272 (a)
Household Products — 1.9%
Colgate-Palmolive Co.	47,764	3,839,748 (a)
Procter & Gamble Co.	23,579	3,493,465 (a)
Total Household Products		7,333,213

Total Consumer Staples		27,561,412
Energy — 9.1%
Oil, Gas & Consumable Fuels — 9.1%
Cheniere Energy Inc.	11,449	2,386,658
Enbridge Inc.	73,934	3,606,501 (a)
Kinder Morgan Inc.	171,150	4,675,818 (a)
ONEOK Inc.	92,972	6,770,221 (a)
SunocoCorp LLC	81,658	4,308,276 *(a)
Targa Resources Corp.	13,000	2,279,030
TC Energy Corp.	92,708	5,072,982 (a)
Williams Cos. Inc.	89,801	5,471,575 (a)

Total Energy		34,571,061
Financials — 12.6%
Banks — 6.1%
Bank of America Corp.	129,907	6,969,511 (a)
See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2025 Annual Report

 LMP Capital and Income Fund Inc.
(Percentages shown based on Fund net assets)
Security	Shares	Value

Banks — continued
Citigroup Inc.	68,161	$7,061,480 (a)
JPMorgan Chase & Co.	28,805	9,018,269 (a)
Total Banks		23,049,260
Capital Markets — 5.3%
Blackstone Inc.	36,720	5,376,543 (a)
Blue Owl Capital Inc.	300,680	4,510,200 (a)
Charles Schwab Corp.	33,684	3,123,517 (a)
Goldman Sachs Group Inc.	4,252	3,512,322 (a)
Intercontinental Exchange Inc.	22,617	3,557,654 (a)
Total Capital Markets		20,080,236
Insurance — 1.2%
MetLife Inc.	61,852	4,735,389 (a)

Total Financials		47,864,885
Health Care — 9.5%
Biotechnology — 2.5%
AbbVie Inc.	30,690	6,988,113 (a)
Amgen Inc.	7,298	2,521,167
Total Biotechnology		9,509,280
Health Care Providers & Services — 1.9%
McKesson Corp.	8,183	7,210,205
Pharmaceuticals — 5.1%
Eli Lilly & Co.	2,888	3,105,957
Johnson & Johnson	14,456	2,991,236 (a)
Merck & Co. Inc.	56,499	5,922,790 (a)
Roche Holding AG, ADR	150,289	7,188,323
Total Pharmaceuticals		19,208,306

Total Health Care		35,927,791
Industrials — 11.3%
Aerospace & Defense — 4.5%
L3Harris Technologies Inc.	26,059	7,262,383 (a)
Lockheed Martin Corp.	7,419	3,396,863 (a)
Northrop Grumman Corp.	11,034	6,314,207
Total Aerospace & Defense		16,973,453
Electrical Equipment — 3.2%
Eaton Corp. PLC	15,790	5,461,603 (a)
Emerson Electric Co.	49,222	6,565,230 (a)
Total Electrical Equipment		12,026,833
Ground Transportation — 2.0%
Union Pacific Corp.	32,039	7,427,601 (a)
See Notes to Financial Statements.
LMP Capital and Income Fund Inc. 2025 Annual Report

Schedule of investments (cont’d)
November 30, 2025
 LMP Capital and Income Fund Inc.
(Percentages shown based on Fund net assets)
Security	Shares	Value

Industrial Conglomerates — 0.7%
Honeywell International Inc.	14,552	$2,796,749 (a)
Machinery — 0.9%
Otis Worldwide Corp.	38,722	3,440,450 (a)

Total Industrials		42,665,086
Information Technology — 20.0%
Electronic Equipment, Instruments & Components — 0.8%
Amphenol Corp., Class A Shares	20,266	2,855,479 (a)
Semiconductors & Semiconductor Equipment — 10.5%
ASML Holding NV, Registered Shares	3,807	4,035,420 (a)
Broadcom Inc.	27,802	11,203,094 (a)
Marvell Technology Inc.	179,247	16,024,682
QUALCOMM Inc.	49,264	8,280,786 (a)
Total Semiconductors & Semiconductor Equipment		39,543,982
Software — 5.6%
Microsoft Corp.	15,184	7,470,680 (a)
Oracle Corp.	42,070	8,496,036 (a)
Salesforce Inc.	22,957	5,292,507 (a)
Total Software		21,259,223
Technology Hardware, Storage & Peripherals — 3.1%
Apple Inc.	42,622	11,885,145 (a)

Total Information Technology		75,543,829
Materials — 1.2%
Metals & Mining — 1.2%
Freeport-McMoRan Inc.	111,035	4,772,284 (a)

Real Estate — 9.5%
Industrial REITs — 1.2%
Prologis Inc.	36,416	4,680,548 (a)
Residential REITs — 3.9%
American Homes 4 Rent, Class A Shares	154,725	4,969,767 (a)
Equity LifeStyle Properties Inc.	107,616	6,765,818 (a)
Equity Residential	48,041	2,966,532 (a)
Total Residential REITs		14,702,117
Retail REITs — 0.6%
Agree Realty Corp.	30,033	2,259,082 (a)
Specialized REITs — 3.8%
American Tower Corp.	26,799	4,857,855 (a)
Digital Realty Trust Inc.	14,773	2,365,453
Equinix Inc.	2,766	2,083,655 (a)
See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2025 Annual Report

 LMP Capital and Income Fund Inc.
(Percentages shown based on Fund net assets)
Security		Shares	Value

Specialized REITs — continued
VICI Properties Inc.		170,000	$4,899,400 (a)
Total Specialized REITs			14,206,363

Total Real Estate			35,848,110
Utilities — 5.9%
Electric Utilities — 5.3%
NextEra Energy Inc.		119,519	10,313,295 (a)
PPL Corp.		259,807	9,586,878 (a)
Total Electric Utilities			19,900,173
Gas Utilities — 0.6%
Atmos Energy Corp.		13,849	2,442,548

Total Utilities			22,342,721
Total Common Stocks (Cost — $277,369,167)			356,075,762
		Shares/Units
Master Limited Partnerships — 10.1%
Diversified Energy Infrastructure — 5.9%
Energy Transfer LP		467,937	7,819,227 (a)
Enterprise Products Partners LP		267,623	8,761,977 (a)
Plains GP Holdings LP, Class A Shares		302,889	5,615,562 *(a)
Total Diversified Energy Infrastructure			22,196,766
Gathering/Processing — 0.6%
Western Midstream Partners LP		56,000	2,202,480
Oil/Refined Products — 2.1%
CrossAmerica Partners LP		135,864	2,771,625 (a)
MPLX LP		99,696	5,416,484 (a)
Total Oil/Refined Products			8,188,109
Petrochemicals — 1.5%
Westlake Chemical Partners LP		302,583	5,736,974 (a)

Total Master Limited Partnerships (Cost — $15,720,713)			38,324,329
	Rate	Shares
Convertible Preferred Stocks — 9.7%
Financials — 4.5%
Capital Markets — 2.7%
Ares Management Corp., Non Voting Shares	6.750%	103,815	5,154,415
KKR & Co. Inc.	6.250%	101,017	5,002,362
Total Capital Markets			10,156,777
Financial Services — 1.8%
Apollo Global Management Inc.	6.750%	100,142	6,927,823

Total Financials			17,084,600
See Notes to Financial Statements.
LMP Capital and Income Fund Inc. 2025 Annual Report

Schedule of investments (cont’d)
November 30, 2025
 LMP Capital and Income Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate		Shares	Value

Industrials — 3.3%
Aerospace & Defense — 1.9%
Boeing Co.	6.000%		114,383	$7,231,293
Trading Companies & Distributors — 1.4%
QXO Inc., Non Voting Shares	5.500%		99,223	5,326,291

Total Industrials				12,557,584
Information Technology — 1.9%
Technology Hardware, Storage & Peripherals — 1.9%
Hewlett Packard Enterprise Co.	7.625%		113,095	6,916,890

Total Convertible Preferred Stocks (Cost — $35,213,745)				36,559,074
		Maturity Date	Face Amount
Corporate Bonds & Notes — 4.4%
Communication Services — 0.6%
Entertainment — 0.3%
Netflix Inc., Senior Notes	5.375%	11/15/29	$400,000	419,362 (b)
Walt Disney Co., Senior Notes	2.000%	9/1/29	600,000	560,779
Warnermedia Holdings Inc., Senior Notes	4.279%	3/15/32	20,000	18,300
Warnermedia Holdings Inc., Senior Notes	5.050%	3/15/42	20,000	16,016
Total Entertainment				1,014,457
Interactive Media & Services — 0.0%††
Match Group Holdings II LLC, Senior Notes	3.625%	10/1/31	250,000	229,645 (b)
Media — 0.2%
AMC Networks Inc., Senior Secured Notes	10.250%	1/15/29	30,000	31,498 (b)
Comcast Corp., Senior Notes	4.250%	10/15/30	550,000	551,488
Fox Corp., Senior Notes	6.500%	10/13/33	20,000	22,168
Versant Media Group Inc., Senior Secured Notes	7.250%	1/30/31	30,000	30,843 (b)
Total Media				635,997
Wireless Telecommunication Services — 0.1%
T-Mobile USA Inc., Senior Notes	3.875%	4/15/30	500,000	492,632

Total Communication Services				2,372,731
Consumer Discretionary — 0.7%
Automobile Components — 0.1%
American Axle & Manufacturing Inc., Senior Secured Notes	6.375%	10/15/32	40,000	40,276 (b)
ZF North America Capital Inc., Senior Notes	6.750%	4/23/30	150,000	146,068 (b)
Total Automobile Components				186,344
Automobiles — 0.2%
Ford Motor Co., Senior Notes	3.250%	2/12/32	550,000	483,345
See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2025 Annual Report

 LMP Capital and Income Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount	Value

Automobiles — continued
General Motors Financial Co. Inc., Senior Notes	4.350%	1/17/27	$250,000	$250,389
Total Automobiles				733,734
Broadline Retail — 0.1%
Amazon.com Inc., Senior Notes	2.100%	5/12/31	550,000	498,033
Hotels, Restaurants & Leisure — 0.2%
Carnival Corp., Senior Notes	5.125%	5/1/29	50,000	50,450 (b)
Carnival Corp., Senior Notes	6.125%	2/15/33	210,000	216,450 (b)
Las Vegas Sands Corp., Senior Notes	5.625%	6/15/28	10,000	10,230
Las Vegas Sands Corp., Senior Notes	6.000%	6/14/30	290,000	304,384
Viking Cruises Ltd., Senior Notes	5.875%	10/15/33	140,000	142,357 (b)
Total Hotels, Restaurants & Leisure				723,871
Specialty Retail — 0.1%
Home Depot Inc., Senior Notes	2.700%	4/15/30	300,000	284,296

Total Consumer Discretionary				2,426,278
Consumer Staples — 0.1%
Personal Care Products — 0.1%
Kenvue Inc., Senior Notes	4.900%	3/22/33	400,000	410,356

Financials — 1.4%
Banks — 0.9%
Bank of America Corp., Senior Notes (5.015% to 7/22/32 then SOFR + 2.160%)	5.015%	7/22/33	600,000	617,508 (c)
BNP Paribas SA, Senior Notes (5.894% to 12/5/33 then SOFR + 1.866%)	5.894%	12/5/34	250,000	268,018 (b)(c)
Citigroup Inc., Subordinated Notes (6.174% to 5/25/33 then SOFR + 2.661%)	6.174%	5/25/34	700,000	748,146 (c)
JPMorgan Chase & Co., Subordinated Notes (5.717% to 9/14/32 then SOFR + 2.580%)	5.717%	9/14/33	700,000	747,494 (c)
Truist Financial Corp., Senior Notes (5.711% to 1/24/34 then SOFR + 1.922%)	5.711%	1/24/35	300,000	317,383 (c)
Wells Fargo & Co., Senior Notes (4.897% to 7/25/32 then SOFR + 2.100%)	4.897%	7/25/33	500,000	511,614 (c)
Total Banks				3,210,163
Capital Markets — 0.0%††
StoneX Escrow Issuer LLC, Secured Notes	6.875%	7/15/32	30,000	31,078 (b)
Consumer Finance — 0.2%
American Express Co., Senior Notes (5.043% to 5/1/33 then SOFR + 1.835%)	5.043%	5/1/34	500,000	516,432 (c)
EZCORP Inc., Senior Notes	7.375%	4/1/32	30,000	31,526 (b)
Total Consumer Finance				547,958
See Notes to Financial Statements.
LMP Capital and Income Fund Inc. 2025 Annual Report

Schedule of investments (cont’d)
November 30, 2025
 LMP Capital and Income Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount	Value

Financial Services — 0.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	3.300%	1/30/32	$300,000	$277,976
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	5.000%	11/15/35	700,000	696,185
Block Inc., Senior Notes	6.000%	8/15/33	50,000	51,426 (b)
Jane Street Group/JSG Finance Inc., Senior Secured Notes	6.750%	5/1/33	140,000	146,538 (b)
Rocket Cos. Inc., Senior Notes	6.125%	8/1/30	40,000	41,554 (b)
Total Financial Services				1,213,679
Insurance — 0.0%††
APH Somerset Investor 2 LLC/APH2 Somerset Investor 2 LLC/APH3 Somerset Investor 2 LLC, Senior Notes	7.875%	11/1/29	50,000	50,468 (b)
Mortgage Real Estate Investment Trusts (REITs) — 0.0%††
Arbor Realty SR Inc., Senior Notes	7.875%	7/15/30	40,000	40,190 (b)
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., Senior Notes	7.000%	7/15/31	80,000	84,870 (b)
Total Mortgage Real Estate Investment Trusts (REITs)				125,060

Total Financials				5,178,406
Health Care — 0.7%
Biotechnology — 0.2%
Amgen Inc., Senior Notes	5.250%	3/2/33	550,000	573,408
Health Care Providers & Services — 0.3%
Cigna Group, Senior Notes	2.400%	3/15/30	348,000	323,610
CVS Health Corp., Senior Notes	3.750%	4/1/30	600,000	586,128
HCA Inc., Senior Notes	5.625%	9/1/28	400,000	413,136
Total Health Care Providers & Services				1,322,874
Pharmaceuticals — 0.2%
Pfizer Investment Enterprises Pte Ltd., Senior Notes	4.750%	5/19/33	550,000	560,927
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	6.000%	12/1/32	200,000	210,128
Total Pharmaceuticals				771,055

Total Health Care				2,667,337
Industrials — 0.5%
Aerospace & Defense — 0.2%
AAR Escrow Issuer LLC, Senior Notes	6.750%	3/15/29	50,000	51,932 (b)
Axon Enterprise Inc., Senior Notes	6.250%	3/15/33	20,000	20,815 (b)
Northrop Grumman Corp., Senior Notes	4.750%	6/1/43	500,000	466,560
See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2025 Annual Report

 LMP Capital and Income Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount	Value

Aerospace & Defense — continued
Total Aerospace & Defense				539,307
Building Products — 0.0%††
Builders FirstSource Inc., Senior Notes	6.750%	5/15/35	$50,000	$52,797 (b)
Quikrete Holdings Inc., Senior Secured Notes	6.375%	3/1/32	20,000	20,785 (b)
Total Building Products				73,582
Commercial Services & Supplies — 0.0%††
CoreCivic Inc., Senior Notes	8.250%	4/15/29	80,000	84,573
Deluxe Corp., Senior Secured Notes	8.125%	9/15/29	30,000	31,638 (b)
Total Commercial Services & Supplies				116,211
Construction & Engineering — 0.0%††
AECOM, Senior Notes	6.000%	8/1/33	80,000	82,297 (b)
Ground Transportation — 0.1%
XPO Inc., Senior Secured Notes	6.250%	6/1/28	350,000	357,812 (b)
Trading Companies & Distributors — 0.2%
Herc Holdings Inc., Senior Notes	7.250%	6/15/33	60,000	63,566 (b)
QXO Building Products Inc., Senior Secured Notes	6.750%	4/30/32	60,000	62,809 (b)
United Rentals North America Inc., Senior Notes	3.750%	1/15/32	440,000	413,781
Total Trading Companies & Distributors				540,156

Total Industrials				1,709,365
Information Technology — 0.1%
IT Services — 0.1%
APLD ComputeCo LLC, Senior Secured Notes	9.250%	12/15/30	30,000	28,987 (b)
Shift4 Payments LLC/Shift4 Payments Finance Sub Inc., Senior Notes	6.750%	8/15/32	150,000	156,148 (b)
Total IT Services				185,135
Semiconductors & Semiconductor Equipment — 0.0%††
Amkor Technology Inc., Senior Notes	5.875%	10/1/33	80,000	81,542 (b)
Qnity Electronics Inc., Senior Secured Notes	5.750%	8/15/32	50,000	51,378 (b)
Total Semiconductors & Semiconductor Equipment				132,920
Software — 0.0%††
Gen Digital Inc., Senior Notes	6.250%	4/1/33	20,000	20,631 (b)
Technology Hardware, Storage & Peripherals — 0.0%††
Seagate Data Storage Technology Pte Ltd., Senior Notes	5.875%	7/15/30	50,000	51,610 (b)

Total Information Technology				390,296
See Notes to Financial Statements.
LMP Capital and Income Fund Inc. 2025 Annual Report

Schedule of investments (cont’d)
November 30, 2025
 LMP Capital and Income Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount	Value

Materials — 0.2%
Chemicals — 0.0%††
Celanese US Holdings LLC, Senior Notes	6.750%	4/15/33	$60,000	$59,750
Methanex US Operations Inc., Senior Notes	6.250%	3/15/32	50,000	51,375 (b)
Total Chemicals				111,125
Construction Materials — 0.0%††
Standard Building Solutions Inc., Senior Notes	6.250%	8/1/33	50,000	51,319 (b)
Metals & Mining — 0.2%
Capstone Copper Corp., Senior Notes	6.750%	3/31/33	80,000	83,050 (b)
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	500,000	487,310
Glencore Funding LLC, Senior Notes	5.673%	4/1/35	160,000	168,352 (b)
Total Metals & Mining				738,712

Total Materials				901,156
Real Estate — 0.0%††
Real Estate Management & Development — 0.0%††
Forestar Group Inc., Senior Notes	6.500%	3/15/33	60,000	61,810 (b)
Specialized REITs — 0.0%††
Millrose Properties Inc., Senior Notes	6.375%	8/1/30	60,000	61,253 (b)
Millrose Properties Inc., Senior Notes	6.250%	9/15/32	10,000	10,122 (b)
Total Specialized REITs				71,375

Total Real Estate				133,185
Utilities — 0.1%
Electric Utilities — 0.1%
NRG Energy Inc., Senior Notes	6.000%	1/15/36	90,000	91,460 (b)
Pacific Gas and Electric Co., First Mortgage Bonds	5.800%	5/15/34	270,000	281,821
Total Electric Utilities				373,281
Independent Power and Renewable Electricity Producers — 0.0%††
Lightning Power LLC, Senior Secured Notes	7.250%	8/15/32	100,000	106,200 (b)

Total Utilities				479,481
Total Corporate Bonds & Notes (Cost — $16,142,038)				16,668,591
			Shares
Investments in Underlying Funds — 1.8%
Ares Capital Corp. (Cost — $6,130,027)			324,407	6,689,272 (a)(d)
See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2025 Annual Report

 LMP Capital and Income Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount	Value
U.S. Government & Agency Obligations — 0.1%
U.S. Government Obligations — 0.1%
U.S. Treasury Notes (Cost — $346,451)	3.875%	8/15/34	$350,000	$348,640
Total Investments before Short-Term Investments (Cost — $350,922,141)				454,665,668
			Shares
Short-Term Investments — 1.6%
Dreyfus Government Cash Management, Institutional Shares	3.863%		266,400	266,400 (e)
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class	3.762%		5,823,279	5,823,279 (e)

Total Short-Term Investments (Cost — $6,089,679)				6,089,679
Total Investments — 121.8% (Cost — $357,011,820)				460,755,347
Liabilities in Excess of Other Assets — (21.8)%				(82,616,314)
Total Net Assets — 100.0%				$378,139,033

††	Represents less than 0.1%.
*	Non-income producing security.
(a)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (Note 5).
(b)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(c)
Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)	Security is a business development company (Note 1).
(e)	Rate shown is one-day yield as of the end of the reporting period.

Abbreviation(s) used in this schedule:
ADR	—	American Depositary Receipts
SOFR	—	Secured Overnight Financing Rate
See Notes to Financial Statements.
LMP Capital and Income Fund Inc. 2025 Annual Report

Statement of assets and liabilities
November 30, 2025

Assets:
Investments, at value (Cost — $357,011,820)	$460,755,347
Dividends and interest receivable	779,559
Deferred offering costs (Note 9)	225,540
Prepaid expenses	1,943
Total Assets	461,762,389
Liabilities:
Loan payable (Note 5)	80,000,000
Distributions payable	2,748,760
Investment management fee payable	314,746
Due to custodian	297,267
Interest expense payable	32,156
Directors’ fees payable	3,023
Accrued expenses	227,404
Total Liabilities	83,623,356
Total Net Assets	$378,139,033
Net Assets:
Par value ($0.001 par value; 22,906,336 shares issued and outstanding; 100,000,000 shares authorized)	$22,906
Paid-in capital in excess of par value	243,166,861
Total distributable earnings (loss)	134,949,266
Total Net Assets	$378,139,033
Shares Outstanding	22,906,336
Net Asset Value	$16.51
See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2025 Annual Report

Statement of operations
For the Year Ended November 30, 2025

Investment Income:
Dividends and distributions	$10,871,453
Interest	869,264
Less: Foreign taxes withheld	(75,593)
Total Investment Income	11,665,124
Expenses:
Interest expense (Note 5)	3,707,520
Investment management fee (Note 2)	3,363,424
Legal fees	193,395
Shareholder reports	142,219
Directors’ fees	123,542
Audit and tax fees	71,313
Transfer agent fees	50,858
Fund accounting fees	40,362
Stock exchange listing fees	12,497
Commitment fees (Note 5)	5,889
Custody fees	2,590
Franchise taxes	2,347
Insurance	2,144
Miscellaneous expenses	29,418
Total Expenses	7,747,518
Net Investment Income	3,917,606
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions	46,467,883
Foreign currency transactions	(910)
Net Realized Gain	46,466,973
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(51,204,939)
Foreign currencies	154
Change in Net Unrealized Appreciation (Depreciation)	(51,204,785)
Net Loss on Investments and Foreign Currency Transactions	(4,737,812)
Decrease in Net Assets From Operations	$(820,206)
See Notes to Financial Statements.
LMP Capital and Income Fund Inc. 2025 Annual Report

Statements of changes in net assets

For the Years Ended November 30,	2025	2024
Operations:
Net investment income	$3,917,606	$3,335,626
Net realized gain	46,466,973	35,291,821
Change in net unrealized appreciation (depreciation)	(51,204,785)	48,582,045
Increase (Decrease) in Net Assets From Operations	(820,206)	87,209,492
Distributions to Shareholders From (Note 1):
Total distributable earnings	(27,789,960)	(23,240,081)
Decrease in Net Assets From Distributions to Shareholders	(27,789,960)	(23,240,081)
Fund Share Transactions:
Net proceeds from sale of shares from shelf registration (43,207 and 0 shares issued, respectively) (Note 8)	710,553 †	—
Net proceeds from sale of shares from rights offering (5,714,415 and 0 shares issued, respectively) (Note 9)	86,455,209 ‡	—
Reinvestment of distributions (5,469 and 5,451 shares issued, respectively)	88,817	95,938
Increase in Net Assets From Fund Share Transactions	87,254,579	95,938
Increase in Net Assets	58,644,413	64,065,349
Net Assets:
Beginning of year	319,494,620	255,429,271
End of year	$378,139,033	$319,494,620

†	Net of sales charges of $5,797 and net of shelf registration offering costs of $2,448 (Note 8).
‡	Net of rights offering costs of $403,899 (Note 9).
See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2025 Annual Report

Statement of cash flows
For the Year Ended November 30, 2025

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$(820,206)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(281,428,214)
Sales of portfolio securities	202,442,953
Net purchases, sales and maturities of short-term investments	(285,069)
Net amortization of premium (accretion of discount)	(93,639)
Return of capital	2,532,188
Securities litigation proceeds	1,414
Increase in dividends and interest receivable	(196,404)
Decrease in prepaid expenses	344
Increase in deferred offering costs	(225,540)
Decrease in payable for securities purchased	(30,000)
Increase in investment management fee payable	53,292
Decrease in Directors’ fees payable	(1,804)
Increase in interest and commitment fees payable	12,106
Increase in accrued expenses	24,570
Net realized gain on investments	(46,467,883)
Change in net unrealized appreciation (depreciation) of investments	51,204,939
Net Cash Used in Operating Activities*	(73,276,953)
Cash Flows from Financing Activities:
Distributions paid on common stock (net of distributions payable)	(26,889,570)
Proceeds from loan facility borrowings	13,000,000
Increase in due to custodian	761
Net proceeds from sale of shares from shelf registration	710,553
Net proceeds from sale of shares from rights offering	86,455,209
Net Cash Provided by Financing Activities	73,276,953
Cash and restricted cash at beginning of year	—
Cash and restricted cash at end of year	—

*	Included in operating expenses is $3,701,104 paid for interest and commitment fees on borrowings.
The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of such amounts shown on the Statement of Cash Flows.
November 30, 2025
Cash	—
Restricted cash	—
Total cash and restricted cash shown in the Statement of Cash Flows	—

Non-Cash Financing Activities:
Proceeds from reinvestment of distributions	$88,817
See Notes to Financial Statements.
LMP Capital and Income Fund Inc. 2025 Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended November 30:
	2025[1]	2024[1]	2023[1]	2022[1]	2021[1]
Net asset value, beginning of year	$18.64	$14.90	$14.74	$15.93	$13.12
Income (loss) from operations:
Net investment income	0.20	0.19	0.03	0.37	0.50
Net realized and unrealized gain (loss)	(0.41)	4.91	1.45	(0.55)	3.33
Total income (loss) from operations	(0.21)	5.10	1.48	(0.18)	3.83
Less distributions from:
Net investment income	(0.72)	(0.45)	(0.33)[3]	(0.33)	(0.52)
Net realized gains	(0.70)	(0.91)	(0.38)[3]	—	—
Return of capital	—	—	(0.64)	(0.71)	(0.52)
Total distributions	(1.42)	(1.36)	(1.35)	(1.04)	(1.04)

Anti-dilutive impact of repurchase plan	—	—	0.03 [4]	0.03 [4]	0.02 [4]
Dilutive impact of rights offering	(0.50)[5]	—	—	—	—
Net asset value, end of year	$16.51	$18.64	$14.90	$14.74	$15.93
Market price, end of year	$14.80	$17.83	$13.16	$13.04	$14.27
Total return, based on NAV[7,8]	(3.59)%	35.75%	11.18%	(0.71)%	30.38%
Total return, based on Market Price[10]	(9.23)%	47.81%	12.51%	(1.32)%	36.28%
Net assets, end of year (millions)	$378	$319	$255	$257	$282
Ratios to average net assets:
Gross expenses	2.39%	2.70%	2.62%	1.67%	1.33%
Net expenses	2.39	2.70	2.62	1.67	1.33
Net investment income	1.21	1.18	0.22	2.45	3.35
Portfolio turnover rate	51%	44%	41%	16%	33%
Supplemental data:
Loan Outstanding, End of Year (000s)	$80,000	$67,000	$61,000	$61,000	$61,000
Asset Coverage Ratio for Loan Outstanding[12]	573%	577%	519%	521%	562%
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[12]	$5,727	$5,769	$5,187	$5,205	$5,619
Weighted Average Loan (000s)	$71,701	$66,672	$61,000	$61,000	$57,663
Weighted Average Interest Rate on Loan	5.10%	6.01%	5.60%	2.03%	0.79%
See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2025 Annual Report

For a share of capital stock outstanding throughout each year ended November 30:
	2020[1,2]	2019[1,2]	2018[1,2]	2017[1,2]	2016[1,2]
Net asset value, beginning of year	$15.60	$14.24	$15.34	$15.33	$15.31
Income (loss) from operations:
Net investment income	0.56	0.44	0.53	0.47	0.50
Net realized and unrealized gain (loss)	(1.80)	2.16	(0.39)	0.78	0.76
Total income (loss) from operations	(1.24)	2.60	0.14	1.25	1.26
Less distributions from:
Net investment income	(0.46)	(0.45)	(0.54)	(0.57)	(0.46)
Return of capital	(0.78)	(0.79)	(0.70)	(0.67)	(0.78)
Total distributions	(1.24)	(1.24)	(1.24)	(1.24)	(1.24)

Capital contributions	0.00 [6]	—	—	—	—
Net asset value, end of year	$13.12	$15.60	$14.24	$15.34	$15.33
Market price, end of year	$11.33	$14.62	$12.42	$13.76	$13.11
Total return, based on NAV[7,8]	(5.82)%[9]	19.45%	0.99%	8.40%	8.84%
Total return, based on Market Price[10]	(12.83)%	29.56%	(1.04)%	14.47%	12.88%
Net assets, end of year (millions)	$236	$281	$256	$276	$276
Ratios to average net assets:
Gross expenses	1.65%	2.18%	2.18%	1.80%	1.54%
Net expenses	1.65 [11]	2.11 [11]	2.18	1.80	1.54
Net investment income	4.40	2.98	3.62	3.00	3.38
Portfolio turnover rate	52%	36%	26%	37%	29%
Supplemental data:
Loan Outstanding, End of Year (000s)	$55,000	$82,000	$90,000	$90,000	$82,500
Asset Coverage Ratio for Loan Outstanding[12]	529%	442%	384%	407%	434%
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[12]	$5,289	$4,421	$3,845	$4,065	$4,343
Weighted Average Loan (000s)	$62,973	$82,548	$90,000	$88,849	$75,307
Weighted Average Interest Rate on Loan	1.44%	2.98%	2.63%	1.72%	1.13%

See Notes to Financial Statements.
LMP Capital and Income Fund Inc. 2025 Annual Report

Financial highlights (cont’d)
[1]	Per share amounts have been calculated using the average shares method.
[2]	Audited, but not covered by the current report of the independent registered public accounting firm.
[3]	Per share amounts for the fiscal year ended November 30, 2023, has been updated to reflect the final character of distributions paid.
[4]
The repurchase plan was completed at an average repurchase price of $12.22 for 267,305 shares and $3,265,764 for the year ended November 30, 2023, $14.15 for 281,609 shares and $3,984,968 for the year ended November 30,
2022, and $14.15 for 296,622 shares and $4,197,215 for the year ended November 30, 2021.

[5]	The rights offering was completed at a price of $15.20 for 5,714,415 shares and $86,859,108 for the year ended November 30, 2025.
[6]	Amount represents less than $0.005 or greater than $(0.005) per share.
[7]
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements.
In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[8]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.
[9]	Includes the effect of a capital contribution. Absent the capital contribution, the total return would have been unchanged.
[10]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.
[11]	Reflects fee waivers and/or expense reimbursements.
[12]	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.
See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2025 Annual Report

Notes to financial statements
1. Organization and significant accounting policies
LMP Capital and Income Fund Inc. (the “Fund”) was incorporated in Maryland on November 12, 2003, and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors (the “Board”) authorized 100 million shares of $0.001 par value common stock. The Fund’s investment objective is total return with an emphasis on income.
Under normal market conditions, the Fund seeks to maximize total return by investing at least 80% of its Managed Assets in a broad range of equity and fixed income securities of both U.S. and foreign issuers. The Fund will vary its allocation between equity and fixed income securities depending on ClearBridge Investments, LLC’s (“ClearBridge”) view of economic, market or political conditions, fiscal and monetary policy and security valuation.
The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.
(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset
LMP Capital and Income Fund Inc. 2025 Annual Report

Notes to financial statements (cont’d)
value, the Fund values these securities as determined in accordance with procedures approved by the Board.
Pursuant to policies adopted by the Board, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board quarterly.
The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

LMP Capital and Income Fund Inc. 2025 Annual Report

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
•
 Level 1 — unadjusted quoted prices in active markets for identical investments
•
 Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•
 Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Common Stocks	$356,075,762	—	—	$356,075,762
Master Limited Partnerships	38,324,329	—	—	38,324,329
Convertible Preferred Stocks	36,559,074	—	—	36,559,074
Corporate Bonds & Notes	—	$16,668,591	—	16,668,591
Investments in Underlying Funds	6,689,272	—	—	6,689,272
U.S. Government & Agency Obligations	—	348,640	—	348,640
Total Long-Term Investments	437,648,437	17,017,231	—	454,665,668
Short-Term Investments†	6,089,679	—	—	6,089,679
Total Investments	$443,738,116	$17,017,231	—	$460,755,347

†	See Schedule of Investments for additional detailed categorizations.
(b) Business development companies. The Fund may invest in securities of closed-end investment companies that have elected to be treated as a business development company under the 1940 Act. The Fund may purchase a business development company to gain exposure to the securities in the underlying portfolio. The risks of owning a business development company generally reflect the risks of owning the underlying securities. Business development companies have expenses that reduce their value.
(c) Master limited partnerships. The Fund may invest without limit in the securities of both energy and non-energy Master Limited Partnerships (“MLPs”), so long as no more than 25% of the Fund’s total assets are invested in MLPs that are treated for U.S. federal tax purposes as qualified publicly traded partnerships. This 25% limitation applies generally to MLPs that focus on commodity and energy-related industries. Entities commonly referred to
LMP Capital and Income Fund Inc. 2025 Annual Report

Notes to financial statements (cont’d)
as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.
(d) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.
(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.
The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in

LMP Capital and Income Fund Inc. 2025 Annual Report

the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.
(f) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.
(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities) is recorded on the accrual basis. Amortization of premiums and accretion of discounts on debt securities are recorded to interest income over the lives of the respective securities, except for premiums on certain callable debt securities, which are amortized to the earliest call date. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.
(h) Return of capital estimates. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital and distributions received from the Fund’s investments in Real Estate Investment Trusts (“REITs”) generally are comprised of income, realized capital gains and return of capital. The Fund records investment income, realized capital gains and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP or REIT and other industry sources. These estimates may subsequently be revised based on information received from the MLPs and REITs after their tax reporting periods are concluded.
(i) Partnership accounting policy. The Fund records its pro rata share of the income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from
LMP Capital and Income Fund Inc. 2025 Annual Report

Notes to financial statements (cont’d)
the underlying partnerships and accordingly adjusts the cost basis of the underlying partnerships for return of capital. These amounts are included in the Fund’s Statement of Operations.
(j) Distributions to shareholders. Distributions from net investment income by the Fund, if any, are declared and paid on a monthly basis. The actual source of the Fund’s current fiscal year distributions may be from net investment income, realized capital gains, return of capital or a combination thereof. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. The Fund intends to distribute all of its net investment income earned each month and any cash received during the month from its investments in MLPs and REITs. The Fund intends to distribute the cash received from MLPs and REITs even if all or a portion of that cash may represent a return of capital to the Fund. The Fund may distribute additional amounts if required under the income tax regulations. Distributions of net realized gains, if any, are declared at least annually. Pursuant to its Managed Distribution Policy, the Fund intends to make regular monthly distributions to shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Board. Under the Fund’s Managed Distribution Policy, if, for any monthly distribution, the value of the Fund’s net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s net assets (and may constitute a “return of capital”). The Board may modify, terminate or suspend the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such modification, termination or suspension could have an adverse effect on the market price of the Fund’s shares. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.
(k) Compensating balance arrangements. The Fund had an arrangement with its custodian bank whereby a portion of the custodian’s fees was paid indirectly by credits earned on the Fund’s cash on deposit with the bank. Effective April 1, 2025, any cash on deposit with the bank will earn interest and be recognized as interest income on the Statement of Operations.
(l) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.
The Fund may invest without limit in the securities of MLPs, so long as no more than 25% of its total assets are invested in MLPs that are treated as qualified publicly traded partnerships for U.S. federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The distributions paid by the MLPs generally do not constitute income for tax purposes. Each MLP may allocate losses to the Fund which are generally not deductible in computing the Fund’s taxable income until such time as that particular MLP either generates

LMP Capital and Income Fund Inc. 2025 Annual Report

income to offset those losses or the Fund disposes of units in that MLP. This may result in the Fund’s taxable income being substantially different than its book income in any given year. As a result, the Fund may have insufficient taxable income to support its distributions paid resulting in a return of capital to shareholders. A return of capital distribution is generally not treated as taxable income to shareholders and instead reduces a shareholder’s basis in their shares of the Fund.
The Fund, and entities in which the Fund invests, may be subject to audit by the Internal Revenue Service or other applicable tax authorities. The Fund’s taxable income or tax liability for prior taxable years could be adjusted if there is an audit of the Fund, or of any entity that is treated as a partnership for tax purposes in which the Fund holds an equity interest. The Fund may be required to pay a fund-level tax as a result of such an adjustment or may pay a “deficiency dividend” to its current shareholders in order to avoid a fund-level tax associated with the adjustment. The Fund could also be required to pay interest and penalties in connection with such an adjustment.
Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2025, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for the prior three fiscal years are subject to examination by the Internal Revenue Service and state departments of revenue.
Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.
(m) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.
2. Investment management agreement and other transactions with affiliates
Franklin Templeton Fund Adviser, LLC (“FTFA”) is the Fund’s investment manager. ClearBridge, Western Asset Management Company, LLC (“Western Asset”) and Western Asset Management Company Limited (“Western Asset London”) are the Fund’s subadvisers. FTFA, ClearBridge, Western Asset and Western Asset London are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).
FTFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings used for leverage and any proceeds from the issuance of preferred stock (“Managed Assets”).
FTFA delegates to the subadvisers the day-to-day portfolio management of the Fund. ClearBridge provides investment advisory services to the Fund by both determining the allocation of the Fund’s assets between equity and fixed income investments and performing the day-to-day management of the Fund’s investments in equity securities.
LMP Capital and Income Fund Inc. 2025 Annual Report

Notes to financial statements (cont’d)
Western Asset provides advisory services to the Fund by performing the day-to-day management of the Fund’s fixed income investments. For their services, FTFA pays the subadvisers monthly 70% of the net management fee it receives from the Fund. This fee will be divided on a pro rata basis, based on assets allocated to each subadviser.
Western Asset London provides certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities. Western Asset London does not receive any compensation from the Fund. In turn, Western Asset pays Western Asset London monthly a subadvisory fee of 0.30% on the assets managed by Western Asset London.
During periods in which the Fund utilizes financial leverage, the fees paid to FTFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.
All officers and one Director of the Fund are employees of Franklin Resources or its affiliates and do not receive compensation from the Fund.
3. Investments
During the year ended November 30, 2025, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$281,428,214
Sales	202,442,953
At November 30, 2025, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$354,828,773	$111,067,858	$(5,141,284)	$105,926,574
4. Derivative instruments and hedging activities
During the year ended November 30, 2025, the Fund did not invest in derivative instruments.
5. Loan
The Fund has a Margin Loan and Security Agreement (the “Credit Agreement”) with Bank of America, N.A. (“BofA”) that allows the Fund to borrow up to an aggregate amount of $80,000,000 and renews daily for a 179-day term unless notice to the contrary is given to the Fund. The Fund pays interest on borrowings calculated based on SOFR plus applicable margin. The Fund pays a commitment fee on the unutilized portion of the loan commitment amount at an annual rate of 0.10% except that the commitment fee is 0.07% when the aggregate outstanding balance of the loan is equal to or greater than 50% of the maximum commitment amount. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of BofA.

LMP Capital and Income Fund Inc. 2025 Annual Report

The Fund’s Credit Agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the Credit Agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. Interest expense related to the Credit Agreement for the year ended November 30, 2025 was $3,707,520. For the year ended November 30, 2025, the Fund incurred commitment fees of $5,889. For the year ended November 30, 2025, based on the number of days during the reporting period that the Fund had a loan balance outstanding, the average daily loan balance was $71,701,370 and the weighted average interest rate was 5.10%. At November 30, 2025, the Fund had $80,000,000 of borrowings outstanding.
6. Distributions subsequent to November 30, 2025
The following distributions have been declared by the Board and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
11/20/2025	12/1/2025	$0.1200
12/23/2025	12/31/2025	$0.1200
1/23/2026	1/30/2026	$0.1200
2/20/2026	2/27/2026	$0.1200
7. Stock repurchase program
On November 16, 2015, the Fund announced that the Board had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the years ended November 30, 2025, and November 30, 2024, the Fund did not repurchase any shares.
Since the commencement of the stock repurchase program through November 30, 2025, the Fund repurchased 845,536 shares or 4.70% of its common shares outstanding for a total amount of $11,447,947.
8. Capital shares
The Fund filed a registration statement with the Securities and Exchange Commission (“SEC”), effective March 14, 2025, authorizing the Fund to offer and sell shares of common stock having an aggregate offering price of up to $150,000,000 (“Shelf Registration”). On March 31, 2025, the Fund entered into a distribution agreement (“Distribution Agreement”) with Franklin Distributors, LLC (“Distributor”), an affiliate of FTFA, to provide for distribution of the Fund’s shares of common stock. The Distributor entered into a sub-placement agreement, dated March 31, 2025 (“Sub-Placement Agent Agreement”), with UBS
LMP Capital and Income Fund Inc. 2025 Annual Report

Notes to financial statements (cont’d)
Securities LLC with respect to the Fund relating to common stock offered by a prospectus supplement filed with the SEC by the Fund on March 31, 2025. Under this equity shelf offering program, the Fund, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s then-current net asset value per common share. Costs incurred by the Fund in connection with the offering are recorded as a prepaid expense. These costs are amortized on a pro-rata basis as shares are sold and are presented as a reduction to the net proceeds from the sale of shares on the Statement of Changes in Net Assets, if applicable. Any deferred charges remaining at the end of the life of the shelf offering period will be expensed. For the year ended November 30, 2025, the Fund sold 43,207 shares of common stock and the proceeds from such sales were $710,553, net of offering costs and sales charges of $2,448 and $5,797, respectively.
9. Rights offering
On June 2, 2025, the Fund announced that the Board had approved a transferable rights offering (“Rights”) to common shareholders of record (“Record Date”) as of June 12,2025, to subscribe for additional shares of common stock for up to an aggregate offering price of $87,000,000. The Rights offering expired on July 11, 2025. Each Record Date stockholder received one right for each outstanding whole common share held. The Rights holders were entitled to purchase one additional share of common stock for every three Rights held (“Primary Subscription”) at the final subscription price (“Subscription Price”) per share. Stockholders who held fewer than three common shares on Record Date were entitled to subscribe for one common share, and fractional shares were not issued. The Subscription Price was determined based upon a formula equal to 92.5% of the average of the last reported sales price per share of the Fund’s common stock on the New York Stock Exchange (“NYSE”) on the expiration date and each of the four preceding trading days(“Formula Price”). If, however, the Formula Price was less than 90% of the net asset value per share of common stock at the close of trading on the NYSE on the expiration date, then the Subscription Price was 90% of the Fund’s net asset value per share of common stock at the close of trading on the NYSE on that day. Record Date stockholders who fully exercised their Rights in the Primary Subscription were eligible for an over-subscription privilege entitling those stockholders to subscribe for any additional shares of common stock not purchased pursuant to the Primary Subscription, subject to certain limitations, allotment and the right of the Board to have eliminated the over-subscription privilege. Holders of Rights acquired in the secondary market were not able to participate in the oversubscription privilege. The Rights offering resulted in the issuance of 5,714,415 shares of common stock. The gross proceeds from the Rights offering were $86,859,108. The Fund received the gross proceeds of the Rights offering less fees and expenses totaling $403,899. The shares of common stock subscribed were issued on July 17, 2025.

LMP Capital and Income Fund Inc. 2025 Annual Report

10. Income tax information and distributions to shareholders
The tax character of distributions paid during the fiscal years ended November 30, was as follows:

	2025	2024
Distributions paid from:
Ordinary income	$14,287,099	$7,598,103
Net long-term capital gains	13,502,861	15,641,978
Total distributions paid	$27,789,960	$23,240,081
As of November 30, 2025, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$538,590
Undistributed long-term capital gains — net	32,936,840
Total undistributed earnings	$33,475,430
Other book/tax temporary differences(a)	(4,452,848)
Unrealized appreciation (depreciation)(b)	105,926,684
Total distributable earnings (loss) — net	$134,949,266

(a)	Other book/tax temporary differences are attributable to the partnership PAL deferral and book/tax differences in the timing of the deductibility of various expenses.
(b)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, partnership basis adjustment and other book/tax basis adjustments.

11. Recent accounting pronouncement
In December 2023, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2023-09, Income Taxes (Topic 740) – Improvements to Income Tax Disclosures. The amendments enhance income tax disclosures by requiring greater disaggregation in the rate reconciliation and income taxes paid by jurisdiction, while removing certain disclosure requirements. The ASU is effective for annual periods beginning after December 15, 2024, with early adoption permitted. Management is currently evaluating the impact and believes that the adoption of the ASU will not have a material impact on the financial statements.
12. Operating segments
The Fund operates as a single operating segment, which is an investment portfolio. A management group assigned to the Fund within the Fund’s investment manager serves as the Chief Operating Decision Maker (“CODM”) and is responsible for evaluating the Fund’s operating results and allocating resources in accordance with the Fund’s investment strategy. Internal reporting provided to the CODM aligns with the accounting policies and measurement principles used in the financial statements.
For information regarding segment assets, segment profit or loss, and significant expenses, refer to the Statement of Assets and Liabilities and the Statement of Operations, along with the related Notes to Financial Statements. The Fund’s Schedule of Investments provides details of the Fund’s investments that generate returns such as interest, dividends, and
LMP Capital and Income Fund Inc. 2025 Annual Report

Notes to financial statements (cont’d)
realized and unrealized gains or losses. Performance metrics, including portfolio turnover and expense ratios, are disclosed in the Financial Highlights.

LMP Capital and Income Fund Inc. 2025 Annual Report

Report of independent registered public accounting firm
To the Board of Directors and Shareholders of LMP Capital and Income Fund Inc.
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of LMP Capital and Income Fund Inc. (the “Fund”) as of November 30, 2025, the related statements of operations and cash flows for the year ended November 30, 2025, the statement of changes in net assets for each of the two years in the period ended November 30, 2025, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2025, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2025 and the financial highlights for each of the five years in the period ended November 30, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2025 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Baltimore, Maryland
January 21, 2026
We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.
LMP Capital and Income Fund Inc. 2025 Annual Report

Additional information (unaudited)
Information about Directors and Officers
The business and affairs of LMP Capital and Income Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Franklin Templeton, One Madison Avenue, 17th Floor, New York, NY 10010.
Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s annual proxy statement includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-888-777-0102.
Independent Directors†
Robert D. Agdern
Year of birth	1950
Position(s) held with Fund[1]	Director and Member of Nominating, Audit, Compensation and Pricing and Valuation Committees, and Compliance Liaison, Class III
Term of office[1] and year service began	Since 2015
Principal occupation(s) during the past five years
Member of the Advisory Committee of the Dispute Resolution
Research Center at the Kellogg Graduate School of Business,
Northwestern University (2002 to 2016); formerly, Deputy
General Counsel responsible for western hemisphere matters
for BP PLC (1999 to 2001); Associate General Counsel at Amoco
Corporation responsible for corporate, chemical, and refining and marketing matters and special assignments (1993 to 1998)
(Amoco merged with British Petroleum in 1998 forming BP PLC)

Number of portfolios in fund complex[2] overseen by Director (including the Fund)	21
Other board memberships held by Director during the past five years	None
Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of Nominating, Audit and Compensation Committees, and Chair of Pricing and Valuation Committee, Class I
Term of office[1] and year service began	Since 2003
Principal occupation(s) during the past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex[2] overseen by Director (including the Fund)	21
Other board memberships held by Director during the past five years	None

LMP Capital and Income Fund Inc.

Independent Directors† (cont’d)
Anthony Grillo
Year of birth	1955
Position(s) held with Fund[1]	Director and Member of Nominating, Audit, Compensation and Pricing and Valuation Committees, Class I
Term of office[1] and year service began	Since 2024
Principal occupation(s) during the past five years
Retired; Founder, Managing Director and Partner of American
Securities Opportunity Funds (private equity and credit firm)
(2006 to 2018); formerly, Senior Managing Director of Evercore
Partners Inc. (investment banking) (2001 to 2004); Senior
Managing Director of Joseph Littlejohn & Levy, Inc. (private equity firm) (1999 to 2001); Senior Managing Director of The
Blackstone Group L.P. (private equity and credit firm) (1991 to
1999)

Number of portfolios in fund complex[2] overseen by Director (including the Fund)	21
Other board memberships held by Director during the past five years	Director of Littelfuse, Inc. (electronics manufacturing) (since 1991); formerly, Director of Oaktree Acquisition Corp. II (2020 to 2022); Director of Oaktree Acquisition Corp. (2019 to 2021)
Eileen A. Kamerick
Year of birth	1958
Position(s) held with Fund[1]	Chair (since November 15, 2024) and Member of Nominating, Compensation, Pricing and Valuation and Audit Committees, Class III
Term of office[1] and year service began	Since 2013
Principal occupation(s) during the past five years
Chief Executive Officer, The Governance Partners, LLC
(consulting firm) (since 2015); National Association of Corporate
Directors Board Leadership Fellow (since 2016, with Directorship
Certification since 2019) and NACD 2022 Directorship 100
honoree; Adjunct Professor, Georgetown University Law Center
(since 2021); Adjunct Professor, The University of Chicago Law
School (since 2018); Adjunct Professor, University of Iowa
College of Law (since 2007); formerly, Chief Financial Officer,
Press Ganey Associates (health care informatics company) (2012 to 2014); Managing Director and Chief Financial Officer,
Houlihan Lokey (international investment bank) and President,
Houlihan Lokey Foundation (2010 to 2012)

Number of portfolios in fund complex[2] overseen by Director (including the Fund)	21
Other board memberships held by Director during the past five years
Director, VALIC Company I (since October 2022); Director of ACV
Auctions Inc. (since 2021); Director of Associated Banc-Corp
(financial services company) (since 2007); formerly, Director of
Hochschild Mining plc (precious metals company) (2016
to 2023); formerly Trustee of AIG Funds and Anchor Series Trust
(2018 to 2021)

LMP Capital and Income Fund Inc.

Additional information (unaudited) (cont’d)
Information about Directors and Officers
Independent Directors† (cont’d)
Nisha Kumar
Year of birth	1970
Position(s) held with Fund[1]	Director and Member of Nominating, Compensation and Pricing and Valuation Committees, and Chair of Audit Committee, Class II
Term of office[1] and year service began	Since 2019
Principal occupation(s) during the past five years
Formerly, Managing Director and the Chief Financial Officer and
Chief Compliance Officer of Greenbriar Equity Group, LP (2011
to 2021); formerly, Chief Financial Officer and Chief
Administrative Officer of Rent the Runway, Inc. (2011); Executive
Vice President and Chief Financial Officer of AOL LLC, a
subsidiary of Time Warner Inc. (2007 to 2009); Member of the
Council on Foreign Relations

Number of portfolios in fund complex[2] overseen by Director (including the Fund)	21
Other board memberships held by Director during the past five years
Director of Stonepeak-Plus Infrastructure Fund LP (since 2025);
Director of Birkenstock Holding plc (since 2023); Director of The
India Fund, Inc. (since 2016); formerly, Director of Aberdeen
Income Credit Strategies Fund (2017 to 2018); and Director of
The Asia Tigers Fund, Inc. (2016 to 2018)

Peter Mason
Year of birth	1959
Position(s) held with Fund[1]	Director and Member of Audit, Nominating and Pricing and Valuation Committees, and Chair of Compensation Committee, Class III
Term of office[1] and year service began	Since 2024
Principal occupation(s) during the past five years	Arbitrator and Mediator (self-employed) (since 2021); formerly, Global General Counsel of UNICEF (intergovernmental organization) (1998 to 2021)
Number of portfolios in fund complex[2] overseen by Director (including the Fund)	21
Other board memberships held by Director during the past five years	Chairman of University of Sydney USA Foundation (since 2020); Director of the Radio Workshop US, Inc. (since 2023)

LMP Capital and Income Fund Inc.

Independent Directors† (cont’d)
Hillary A. Sale
Year of birth	1961
Position(s) held with Fund[1]	Director and Member of Audit, Compensation and Pricing and Valuation Committees, and Chair of Nominating Committee, Class I
Term of office[1] and year service began	Since 2024
Principal occupation(s) during the past five years
Agnes Williams Sesquicentennial Professor of Leadership and
Corporate Governance, Georgetown Law; and Professor of
Management, McDonough School of Business (since 2018);
formerly, Associate Dean for Strategy, Georgetown Law (2020
to 2023); National Association of Corporate Directors Board
Faculty Member (since 2021); formerly, a Member of the Board of Governors of FINRA (2016 to 2022)

Number of portfolios in fund complex[2] overseen by Director (including the Fund)	21
Other board memberships held by Director during the past five years
Director of CBOE U.S. Securities Exchanges, CBOE Futures
Exchange, and CBOE SEF, Director (since 2022); Advisory Board
Member of Foundation Press (academic book publisher)
(since 2019); Chair of DirectWomen Board Institute (since 2019);
formerly, Member of DirectWomen Board (nonprofit) (2007
to 2022)

Interested Director and Officer
Jane Trust, CFA[3]
Year of birth	1962
Position(s) held with Fund[1]	Director, President and Chief Executive Officer, Class II
Term of office[1] and year service began	Since 2015
Principal occupation(s) during the past five years
Senior Vice President, Fund Board Management, Franklin
Templeton (since 2020); Officer and/or Trustee/Director of 118 funds associated with FTFA or its affiliates (since 2015); Trustee of Putnam Family of Funds consisting of 105 portfolios; President and Chief Executive Officer of FTFA (since 2015); formerly, Senior
Managing Director (2018 to 2020) and Managing Director (2016
to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); and
Senior Vice President of FTFA (2015)

Number of portfolios in fund complex[2] overseen by Director (including the Fund)	Trustee/Director of Franklin Templeton funds consisting of 118 portfolios; Trustee of Putnam Family of Funds consisting of 105 portfolios
Other board memberships held by Director during the past five years	None

LMP Capital and Income Fund Inc.

Additional information (unaudited) (cont’d)
Information about Directors and Officers
Additional Officers
Fred Jensen
Franklin Templeton One Madison Avenue, 17th Floor, New York, NY 10010
Year of birth	1963
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and year service began	Since 2020
Principal occupation(s) during the past five years
Director - Global Compliance of Franklin Templeton (since 2020);
Managing Director of Legg Mason & Co. (2006 to 2020); Director
of Compliance, Legg Mason Office of the Chief Compliance
Officer (2006 to 2020); formerly, Chief Compliance Officer of
Legg Mason Global Asset Allocation (prior to 2014); Chief
Compliance Officer of Legg Mason Private Portfolio Group (prior to 2013); formerly, Chief Compliance Officer of The Reserve
Funds (investment adviser, funds and broker-dealer) (2004) and
Ambac Financial Group (investment adviser, funds and broker-
dealer) (2000 to 2003)

Marc A. De Oliveira
Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1971
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and year service began	Since 2023
Principal occupation(s) during the past five years
Associate General Counsel of Franklin Templeton (since 2020);
Secretary and Chief Legal Officer (since 2020) and Assistant
Secretary of certain funds in the Franklin Templeton fund
complex (since 2006); formerly, Managing Director (2016
to 2020) and Associate General Counsel of Legg Mason & Co.
(2005 to 2020)

Thomas C. Mandia
Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and year service began	Since 2022
Principal occupation(s) during the past five years
Senior Associate General Counsel to Franklin Templeton
(since 2020); Senior Vice President (since 2020) and Assistant
Secretary of certain funds in the Franklin Templeton fund
complex (since 2006); Secretary of FTFA (since 2006); Secretary of LMAS (since 2002) and LMFAM (formerly registered
investment advisers) (since 2013); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005
to 2020)

LMP Capital and Income Fund Inc.

Additional Officers (cont’d)
Christopher Berarducci
Franklin Templeton One Madison Avenue, 17th Floor, New York, NY 10010
Year of birth	1974
Position(s) held with Fund[1]	Treasurer and Principal Financial Officer
Term of office[1] and year service began	Since 2019
Principal occupation(s) during the past five years
Vice President, Fund Administration and Reporting, Franklin
Templeton (since 2020); Treasurer (since 2010) and Principal
Financial Officer (since 2019) of certain funds associated with
Legg Mason & Co. or its affiliates; formerly, Managing
Director (2020), Director (2015 to 2020), and Vice President (2011
to 2015) of Legg Mason & Co.

Jeanne M. Kelly
Franklin Templeton One Madison Avenue, 17th Floor, New York, NY 10010
Year of birth	1951
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and year service began	Since 2009
Principal occupation(s) during the past five years
U.S. Fund Board Team Manager, Franklin Templeton (since 2020);
Senior Vice President of certain funds associated with Legg
Mason & Co. or its affiliates (since 2007); Senior Vice President of FTFA (since 2006); President and Chief Executive Officer of
LMAS and LMFAM (since 2015); formerly, Managing Director of
Legg Mason & Co. (2005 to 2020); and Senior Vice President of
LMFAM (2013 to 2015)

†Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.
1The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2027, year 2028 and year 2026, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year, to hold office until their successors are duly elected and qualified.
2The term “fund complex” means two or more registered investment companies that:
 (a) hold themselves out to investors as related companies for purposes of investment and investor services; or
 (b) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.
3Ms. Trust is an “interested person” of the Fund as defined in the 1940 Act because Ms. Trust is an officer of FTFA and certain of its affiliates.
LMP Capital and Income Fund Inc.

Annual chief executive officer and
principal financial officer certifications (unaudited)
The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

LMP Capital and Income Fund Inc.

Other shareholder communications regarding accounting matters (unaudited)
The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.
The CCO may be contacted at:
Franklin Resources Inc.
Compliance Department
One Madison Avenue, 17th Floor
New York, NY 10010
Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.
LMP Capital and Income Fund Inc.

Important information to shareholders (unaudited)
UPDATED DISCLOSURES FOR THE FUND
The following additional information is provided for the Fund as of the fiscal period ended November 30, 2025.
Summary of Fund Expenses
Sales Load (as a percentage of offering price)(1)	1.00%
Offering Expense (as a percentage of offering price)(2)	0.09%
Dividend Reinvestment Plan Fees(3)	$5.00
Annual Operating Expenses
Percentage of Net Assets Attributable to Common Shares
Management Fees(4)	1.04%
Interest and Related Expenses from Leverage(5)	1.14%
Other Expenses(6)	0.21%
Total Annual Fund Operating Expenses	2.39%
(1) Represents the estimated commission with respect to the Common Stock being sold in at-the-market offerings. UBS Securities LLC will be entitled to compensation of up to 1.00% of the gross proceeds of the sale of any Common Stock under the Sales Agreement, with the exact amount of such compensation to be mutually agreed upon in writing by the Fund and UBS Securities LLC from time to time.
(2) Costs incurred by the Fund in connection with the shelf offering are recorded as a prepaid expense. These costs are amortized on a pro-rata basis as shares are sold and are presented as a reduction to the net proceeds from the sale of shares. Any deferred charges remaining at the end of the life of the shelf offering period will be expensed.
(3) Common Stockholders will pay brokerage charges if they direct the Plan Agent to sell shares of Common Stock held in a dividend reinvestment account. There are no fees charged to stockholders for participating in the Fund’s dividend reinvestment plan. However, stockholders participating in the Plan that elect to sell their shares obtained pursuant to the plan would pay $5.00 per transaction to sell shares.
(4) The Investment Manager receives an annual fee, payable monthly, in an amount equal to 0.85% of the Fund’s average daily “Managed Assets”. Managed Assets means net assets plus the amount of any borrowings (including loans from certain financial institutions, the use of reverse repurchase agreements and/or the issuance of debt securities, collectively “Borrowings”). For the purposes of this table, we have assumed that the Fund has utilized Borrowings in an aggregate amount of 22% of its net assets, which equals the average level of Borrowings for the Fund’s fiscal period ended November 30, 2025. If the Fund were to use Borrowings in excess of 22% of its net assets, the amount of management fees paid to the Investment Manager would be higher because the fees paid are calculated on the Fund’s Managed Assets, which include assets purchased with Borrowings.
(5) The Fund has utilized Borrowings in an aggregate amount of 22% of its net assets, which equals the average level of leverage for the Fund’s fiscal period ended November 30, 2025. The expenses and rates associated with leverage may vary.
(6) “Other Expenses” are based on amounts incurred in the fiscal period ended November 30, 2025.
Examples
An investor would pay the following expenses (including a sales load of $10.00 and offering costs of $0.90) on a $1,000 investment in the Fund, assuming a 5% annual return:
One Year	Three Years	Five Years	Ten Years
$35	$85	$138	$281

LMP Capital And Income Fund Inc.

The above table and example are intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in Shares of the Fund. The “Example” assumes that all dividends and other distributions are reinvested at net asset value and that the percentage amounts listed in the table above under Total Annual Operating Expenses remain the same in the years shown. The above table and example and the assumption in the example of a 5% annual return are required by regulations of the SEC that are applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund’s Common Shares.
The example should not be considered a representation of past or future expenses, and the Fund’s actual expenses may be greater than or less than those shown. The Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.
Market Price and Net Asset Valuation (NAV) Information
The Fund’s Common Stock is traded on the NYSE under the symbol “SCD”. The below table details for the period indicated the high and low closing market prices, the NAV, and premium to or discount from NAV, on the date of each of the high and low market prices.
	Quarterly Closing Market Price		Quarterly Closing NAV Price per Common share on Date of Market Price		Quarterly Closing Premium/(Discount) on Date of Market Price
	High	Low	High	Low	High	Low
Fiscal Year 2025:
February 28, 2025	$17.80	$16.46	$18.39	$17.43	(3.21)%	(5.57)%
May 31, 2025	$16.97	$13.57	$17.56	$14.44	(3.36)%	(6.02)%
August 31, 2025	$16.83	$15.02	$16.22	$16.20	3.76%	(7.28)%
November 30, 2025	$15.94	$13.95	$16.83	$15.72	(5.29)%	(11.26)%
Fiscal Year 2024:
February 29, 2024	$14.40	$13.07	$15.85	$14.92	(9.15)%	(12.40)%
May 31, 2024	$15.64	$14.26	$16.49	$16.11	(5.15)%	(11.48)%
August 31, 2024	$16.46	$14.87	$17.41	$16.21	(5.46)%	(8.27)%
November 30, 2024	$17.93	$16.05	$17.60	$16.88	1.87%	(4.92)%
The NAV per Common Share on November 30, 2025 was $18.64 and the market price per Common Stock at the close of business on November 30, 2025 was $17.83, representing a 4.35% discount from such net asset value. As of November 30, 2025, the Fund has 22,906,336 outstanding shares of Common Stock.
Shares of a closed-end investment company may frequently trade at prices lower than NAV. The Fund’s Common Stock has traded in the market below, at and above net asset value
LMP Capital And Income Fund Inc.

Important information to shareholders (unaudited) (cont’d)
since the commencement of the Fund’s operations. The Fund cannot determine the reasons why the Fund’s Common Stock trades at a premium to or discount from NAV, nor can the Fund predict whether its Stock will trade in the future at a premium to or discount from NAV, or the level of any premium or discount. The Board regularly monitors the relationship between the market price and NAV of the Common Stock. If the Common Stock were to trade at a substantial discount to NAV for an extended period of time, the Board may consider the repurchase of the Fund’s Common Stock on the open market, the making of a tender offer for such shares or other programs intended to reduce the discount. The Fund cannot assure you that its Board will decide to take or propose any of these actions, or that share repurchases or tender offers will actually reduce market discount.
Senior Securities Table
The Fund engaged in senior securities during the prior ten years as follows:
Fiscal Year Ended	Total Amount Outstanding(1)	Asset Coverage per 1,000(2)	Average Market Value Per Unit(3)
Revolving Credit Facility:
November 30, 2025	$80,000,000	$5,727	N/A
November 30, 2024	$67,000,000	$5,769	N/A
November 30, 2023	$61,000,000	$5,187	N/A
November 30, 2022	$61,000,000	$5,205	N/A
November 30, 2021	$61,000,000	$5,619	N/A
November 30, 2020	$55,000,000	$5,289	N/A
November 30, 2019	$82,000,000	$4,421	N/A
November 30, 2018	$90,000,000	$3,845	N/A
November 30, 2017	$90,000,000	$4,065	N/A
November 30, 2016	$82,500,000	$4,343	N/A
(1) Total amount of senior securities outstanding at the end of the period presented.
(2) Asset coverage per $1,000 of indebtedness is the value of net assets plus the senior securities outstanding at the end of the period divided by the senior securities outstanding at the end of the period.
(3) Not applicable, as these senior securities were not registered for public trading.
UNRESOLVED STAFF COMMENTS
The Fund believes that there are no material unresolved written comments, received 180 days or more before November 30, 2025, from the Staff of the Securities and Exchange Commission regarding any of its periodic or current reports under the Securities Exchange Act of 1934 or the 1940 Act, or its registration statement.

LMP Capital And Income Fund Inc.

Summary of information regarding the Fund (unaudited)
Investment Objective
The Fund’s investment objective is total return with an emphasis on income.
Principal Investment Policies and Strategies
Under normal market conditions, the Fund seeks to maximize total return by investing at least 80% of its Managed Assets in a broad range of equity and fixed income securities of both U.S. and foreign issuers. The Fund’s investment approach is designed to offer the potential for total return performance similar to that of the S&P 500 Index over the long term. The Fund will vary its allocation between equity and fixed income securities depending on ClearBridge’s view of economic, market and political conditions, fiscal and monetary policy and security valuation. The investment manager has delegated to ClearBridge, one of the Fund’s subadvisers, the Fund’s allocation between equity and fixed income securities, as well as the Fund’s equity investments in general. A portfolio management team at Western Asset, the Fund’s other subadviser, manages the fixed income portion of the Fund. Depending on ClearBridge’s view of these factors, which may vary from time to time, ClearBridge may allocate substantially all of the investments in the portfolio to equity securities or fixed income securities.
The Fund’s investments in equity securities will include, among other securities, common stock traded on an exchange or in the over-the-counter market, preferred stocks, warrants, rights, convertible securities, depositary receipts, trust certificates, real estate investment trusts, limited partnership interests, equity-linked debt securities and shares of other investment companies. The Fund’s investments in fixed income securities will include, among other securities, corporate bonds, mortgage and asset backed securities, U.S. government obligations, investment grade and high yield debt, including emerging market debt and high yield sovereign debt, and loans. The Fund may invest without limit in both energy and non-energy master limited partnerships (“MLPs”), so long as no more than 25% of the Fund’s total assets are invested in MLPs that are treated as qualified publicly traded partnerships.
As noted above, the Fund may depart from its principal investment strategy in response to adverse economic, market or political conditions by taking temporary defensive positions in any non-corporate issuer, including high-quality, short-term debt securities or cash. If the Fund takes a temporary defensive position, it may be unable to achieve its investment objective.
The Fund may invest up to 15% of its Managed Assets in illiquid securities, which are securities that cannot be sold within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities.
With respect to the Fund’s fixed income portion of the Fund, the Fund usually will attempt to maintain a portfolio with a weighted average credit quality rated between Ba3 and A2 by
LMP Capital and Income Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
Moody’s Investor Services, Inc. (“Moody’s”) or between BB- and A by Standard & Poor’s Ratings Services (“S&P”). As applicable, Western Asset determines the Fund’s average credit quality by calculating on a daily basis the weighted average of the credit ratings of the Fund’s investments. Securities are rated by different agencies and if a security receives different ratings from these agencies, the Fund will treat the securities as being rated in the highest rating category. Credit rating criteria are applied at the time the Fund purchases a security.
The average portfolio duration of the fixed income securities held by the Fund will normally be within one and seven years, including the effect of leverage, based on Western Asset’s forecast for interest rates.
The Fund may also use reverse repurchase agreements as part of its investment strategy.
The Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to generate income or gain. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange listed and over-the-counter options on currencies and currency swaps.
The Fund may use a variety of derivative instruments as part of its investment strategies or for hedging or risk management purposes. Examples of derivative instruments that the Fund may use include options contracts, futures contracts, options on futures contracts, credit default swaps and swap agreements. As part of its strategies, the Fund may purchase and sell futures contracts, purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts, enter into interest rate and currency transactions and enter into other similar transactions which may be developed in the future to the extent the applicable subadviser determines that they are consistent with the Fund’s investment objective and policies and applicable regulatory requirements (collectively, “derivative transactions”). The Fund may use any or all of these techniques at any time, and the use of any particular derivative transaction will depend on market conditions.
The Fund may invest in securities of other investment companies to the extent that these investments are consistent with the Fund’s investment objective, strategies and policies and permissible under the 1940 Act. The Fund may also invest in securities of private funds that rely on exceptions from the definition of investment company under Sections 3(c)(1) or 3(c)(7) of the 1940 Act, structured finance vehicles or other entities not traditionally considered pooled investment vehicles, and companies that rely on the exceptions from the definition of investment company under Section 3(c)(5)(A) or (B) of the 1940 Act. The Fund may invest in portfolio affiliates of the Fund within the meaning of, and in reliance on, Rules 17a-6 and 17d-1(d)(5) under the 1940 Act. The Fund may invest in other investment

LMP Capital and Income Fund Inc.

companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash or when Western Asset believes that share prices of other investment companies offer attractive values. In general, under the 1940 Act, an investment company may not (i) own more than 3% of the outstanding voting securities of any one registered investment company, (ii) invest more than 5% of its total assets in the securities of any single registered investment company or (iii) invest more than 10% of its total assets in securities of other registered investment companies (the “3-5-10% Limitations”). The Fund may rely on certain exemptions to exceed the 3-5-10% Limitations when investing in another registered investment company (including money market funds) or business development company. To the extent that the Fund invests in another investment company, because other investment companies pay advisory, administrative and service fees that are borne indirectly by investors, such as the Fund, there may be duplication of investment management and other fees.
Principal Risk Factors
The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. In accordance with the requirements of the 1940 Act, the Fund reclassified its diversification status from non-diversified to diversified. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s Common Shares at any point in time may be worth less than you invested, even after taking into account the reinvestment of Fund dividends and distributions.
Investment Risk and Market Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in the Common Stock represents an indirect investment in the securities owned by the Fund, most of which could be purchased directly. The value of the Fund’s portfolio securities may move up or down, sometimes rapidly and unpredictably. At any point in time, your Common Stock may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.
Equity Securities and Related Market Risk. The stock markets are volatile and the market prices of the Fund’s equity securities may decline generally. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and may fluctuate in price based on actual or perceived changes in a company’s financial condition and overall market and economic conditions and perceptions. If the market prices of the equity securities owned by the Fund fall, the value of your investment in the Fund will decline. If the Fund holds equity securities in a company that becomes insolvent, the Fund’s interests in the company will be subordinated to the interests of debtholders and general creditors of the company, and the Fund may lose its entire investment.
LMP Capital and Income Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
Information Technology Sector Risks. To the extent the Fund concentrates its investments in the information technology sector, it is vulnerable to the particular risks that may affect companies in that sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss, or impairment of, or inability to enforce, these rights may adversely affect the profitability of these companies.
Risks of Investing in MLP Units. An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common stockholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. Additionally, conflicts of interest may exist among common unit holders, subordinated unit holders and the general partner or managing member of an MLP; for example, a conflict may arise as a result of incentive distribution payments, and the general partner does not generally have any duty to the limited partners beyond a “good faith” standard. For example, over the last few years there have been several “simplification” transactions in which the incentive distribution rights were eliminated by either (i) a purchase of the outstanding MLP units by the general partner or (ii) by the purchase of the incentive distribution rights by the MLP. These simplification transactions present a conflict of interest between the general partner and the MLP and may be structured in a way that is unfavorable to the MLP. There are also certain tax risks associated with an investment in MLP units (described below).
Tax Risks of Investing in Equity Securities of MLPs. Partnerships do not pay United States federal income tax at the partnership level. Rather, each partner of a partnership, in computing its United States federal income tax liability, will include its allocable share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, a change in the business of a given MLP, or a change in the types of income earned by a given MLP, could result in an MLP being treated as a corporation for United States federal income tax purposes, which would result in such MLP being required to pay United States federal income tax on its taxable income. The classification of an MLP as a corporation for United States federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by the Fund to be taxed as dividend income to the extent of the MLP’s current or accumulated

LMP Capital and Income Fund Inc.

earnings and profits. Thus, if any of the MLPs owned by the Fund were treated as corporations for United States federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs could be materially reduced, which could cause a substantial decline in the value of the Fund’s shares of Common Stock.
Energy Sector Risks. To the extent the Fund concentrates its investments in the energy sector, it is vulnerable to the particular risks that may affect companies in that sector. MLPs and midstream entities operating in the energy sector are subject to many operating risks, including: equipment failure causing outages; structural, maintenance, impairment and safety problems; transmission or transportation constraints, inoperability or inefficiencies; dependence on a specified fuel source; changes in electricity and fuel usage; availability of competitively priced alternative energy sources; changes in generation efficiency and market heat rates; lack of sufficient capital to maintain facilities; significant capital expenditures to keep older assets operating efficiently; seasonality; changes in supply and demand for energy; catastrophic and/or weather-related events such as spills, leaks, well blowouts, uncontrollable flows, ruptures, fires, explosions, floods, earthquakes, hurricanes, discharges of toxic gases and similar occurrences; storage, handling, disposal and decommissioning costs; and environmental compliance. Breakdown or failure of an energy company’s assets may prevent it from performing under applicable sales agreements, which in certain situations, could result in termination of the agreement or incurring a liability for liquidated damages. As a result of the above risks and other potential hazards associated with energy companies, certain companies may become exposed to significant liabilities for which they may not have adequate insurance coverage. Any of the aforementioned risks could have a material adverse effect on the business, financial condition, results of operations and cash flows of energy companies.
A downturn in the energy sector of the economy, adverse political, legislative or regulatory developments, material declines in energy-related commodity prices (such as those experienced over the last few years) or other events could have a larger impact on the Fund than on an investment company that does not concentrate in the sector. At times, the performance of securities of companies in the sector may lag the performance of other sectors or the broader market as a whole.
Distribution Risk For Equity Income Securities. In selecting equity income securities in which the Fund will invest, ClearBridge will consider the issuer’s history of making regular periodic distributions (i.e., dividends) to its equity holders. An issuer’s history of paying dividends, however, does not guarantee that the issuer will continue to pay dividends in the future. The dividend income stream associated with equity income securities generally is not guaranteed and is subordinate to payment obligations of the issuer on its debt and other liabilities. Accordingly, in the event the issuer does not realize sufficient income in a particular period both to service its liabilities and to pay dividends on its equity securities, it
LMP Capital and Income Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
may forgo paying dividends on its equity securities. In addition, because in most instances issuers are not obligated to make periodic distributions to the holders of their equity securities, such distributions or dividends generally may be discontinued at the issuer’s discretion.
Convertible Securities Risk. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.
Preferred Stock Risk. The Fund may invest in preferred stock. Preferred stocks are unique securities that combine some of the characteristics of both common stocks and bonds. Preferred stocks generally pay a fixed rate of return and are sold on the basis of current yield, like bonds. However, because they are equity securities, preferred stock provides equity ownership of a company, and the income is paid in the form of dividends. Preferred stocks typically have a yield advantage over common stocks as well as comparably-rated fixed income investments. Preferred stocks are typically subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stocks also may be subject to optional or mandatory redemption provisions.
Fixed Income Securities Risk. In addition to the risks described elsewhere in this section with respect to valuations and liquidity, fixed income securities, including high-yield securities, are also subject to certain risks, including:
•
 Issuer Risk. The value of fixed income securities may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
•
 Interest Rate Risk. The market price of the Fund’s investments will change in response

LMP Capital and Income Fund Inc.

to changes in interest rates and other factors. During periods of declining interest rates, the market price of fixed income securities generally rises. Conversely, during periods of rising interest rates, the market price of such securities generally declines. The magnitude of these fluctuations in the market price of fixed income securities is generally greater for securities with longer maturities. Fluctuations in the market price of the Fund’s securities will not affect interest income derived from securities already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may utilize certain strategies, including investments in structured notes or interest rate swap or cap transactions, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund’s exposure to interest rate risk, although there is no assurance that it will do so or that such strategies will be successful.
•
 Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund’s income and distributions to stockholders. This is known as prepayment or “call” risk. Debt securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met. An issuer may choose to redeem a debt security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.
•
 Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the market price of Common Stock or overall returns.
Leverage Risk. The Fund’s use of leverage will magnify investment, market and certain other risks. Leverage involves risks and special considerations for holders of the common stock including: the likelihood of greater volatility of net asset value and market price of the common stock than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any preferred stock that the Fund may pay will reduce the return to common stockholders or will result in fluctuations in the dividends paid on the common stock; the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common stock than if the Fund were not leveraged, which may result in a greater decline in the market price of the common stock; and when the Fund uses leverage, the investment advisory fee payable by the Fund to FTFA (and by FTFA to Western Asset) will be higher than if the Fund did not use leverage.
LMP Capital and Income Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
The use of borrowing, reverse repurchase agreements and derivatives, as well as the issuance of preferred stock, creates leverage (i.e., a fund’s investment exposures exceed its net asset value). Leverage increases a fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount required to establish the derivative position.
Below Investment Grade Securities (High-Yield) Risk. The Fund may invest in high-yield debt securities. Debt securities rated below investment grade are commonly referred to as “high-yield” securities or “junk bonds” and are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Debt securities rated C or lower by Moody’s, CCC or lower by S&P or CC or lower by Fitch IBCA, Inc. (“Fitch”) or comparably rated by another NRSRO or, if unrated, determined by Western Asset to be of comparable quality are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or to be in default or not current in the payment of interest or principal. Ratings may not accurately reflect the actual credit risk associated with a corporate security.
Debt securities rated below investment grade generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. These securities are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. The secondary market for high-yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security. There are fewer dealers in the market for high-yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger for high-yield securities than for higher quality instruments. Under continuing adverse market or economic conditions, the secondary market for high-yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these securities may become illiquid. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis,

LMP Capital and Income Fund Inc.

may also decrease the values and liquidity of below investment grade securities, especially in a market characterized by a low volume of trading.
Low Rated and Unrated Securities Risk. Low rated and unrated debt instruments generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. Low rated and unrated securities are especially subject to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of low rated and unrated instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of low rated and unrated securities especially in a market characterized by a low volume of trading.
Derivatives Risk. The Fund may utilize a variety of derivative instruments for investment or risk management purposes, such as options, futures contracts, swap agreements and credit default swaps. Using derivatives can increase Fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves behave in a way not anticipated by the Fund. Using derivatives also can have a leveraging effect and increase Fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may not be available at the time or price desired, may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the Fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to stockholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
The Fund operates under Rule 18f-4 under the 1940 Act which, among other things, governs the use of derivative investments and certain financing transactions (e.g. reverse repurchase agreements) by registered investment companies. Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value at risk (VaR) based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk
LMP Capital and Income Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
management program. A fund that uses derivative instruments in a limited amount is not subject to the full requirements of Rule 18f-4. Compliance with Rule 18f-4 by the Fund could, among other things, make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance. Rule 18f-4 may limit the Fund’s ability to use derivatives as part of its investment strategy.
Credit default swap contracts involve heightened risks and may result in losses to the Fund. Credit default swaps may be illiquid and difficult to value. When the Fund sells credit protection via a credit default swap, credit risk increases since the Fund has exposure to both the issuer whose credit is the subject of the swap and the counterparty to the swap.
Credit Risk and Counterparty Risk. If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or its credit is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Smaller Company Risk. The general risks associated with income-producing securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.
Foreign Securities and Emerging Markets Risk. A fund that invests in foreign (non-U.S.) securities may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Investments in foreign securities (including those denominated in U.S. dollars) are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country. Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, the Fund’s investments in foreign securities may be subject

LMP Capital and Income Fund Inc.

to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.
The risks of foreign investment are greater for investments in emerging markets. The Fund considers an investment to be in an emerging market if the local currency long-term debt rating assigned by all NRSROs to debt issued by that country is below A-. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable, than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners, that require governmental approval prior to investments by foreign persons, or that prevent foreign investors from withdrawing their money at will. An investment in emerging market securities should be considered speculative.
Fund Distribution Risk. Pursuant to its distribution policy, the Fund intends to make regular distributions on its Common Stock. To the extent the total distributions for a year exceed the Fund’s investment company taxable income and net capital gain for that year, the excess will generally constitute a return of capital. Return of capital distributions are generally tax-free up to the amount of a Common Stockholders tax basis in the Common Stock. In addition, such excess distributions may have the effect of decreasing the Fund’s total assets and may increase the Fund’s expense ratio as the Fund’s fixed expenses may become a larger percentage of the Fund’s average net assets. In order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. For instance, these sales may result in the Fund recognizing short-term capital gains, which are taxed to stockholders at ordinary income rates.
Inflation/Deflation Risk. Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Stock and distributions on the Common Stock can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to stockholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.
LMP Capital and Income Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
Illiquidity Risk. Illiquidity risk exists when particular investments are impossible or difficult to sell and some assets that the Fund wants to invest in may be impossible or difficult to purchase. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain assets. As a general matter, dealers recently have been less willing to make markets for fixed income securities. Recent federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the ability to buy or sell such securities. When the Fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments for cash needs, the Fund may suffer a loss. The liquidity of certain assets, particularly of privately-issued and non-investment grade mortgage-backed securities and asset-backed securities, may be difficult to ascertain and may change over time. Transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Further, such securities, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sales proceeds until that time, which may constrain the Fund’s ability to meet its obligations.
Market Events Risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to factors such as economic events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes, or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the Fund’s investments may be negatively affected.
Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Recently, inflation and interest rates have been volatile and may increase in the future. These circumstances could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

LMP Capital and Income Fund Inc.

The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the United States has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the United States and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The United States government has prohibited U.S. persons from investing in Chinese companies designated as related to the Chinese military. These and possible future restrictions could limit the Fund’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Moreover, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s assets may go down.
Currency Risk. The Fund may invest in non-dollar-denominated investments. The Fund may be limited in its ability to hedge the value of its non-dollar-denominated investments against currency fluctuations. As a result, a decline in the value of currencies in which the Fund’s investments are denominated against the dollar will result in a corresponding decline in the dollar value of the Fund’s assets. These declines will in turn affect the Fund’s income and net asset value. The Fund will compute its income on the date of its receipt by the Fund at the exchange rate in effect with respect to the relevant currency on that date. If the value of the currency declines relative to the dollar between the date income is accrued and the date the Fund makes a distribution, the amount available for distribution to the Fund’s stockholders would be reduced. If the exchange rate against the dollar of a currency in which a portfolio security of the Fund is denominated declines between the time the Fund accrues expenses in dollars and the time expenses are paid, the amount of the currency required to be converted into dollars in order to pay expenses in dollars will be greater than the equivalent amount in the currency of the expenses at the time they are incurred. A decline in the value of non-U.S. currencies relative to the dollar may also result in foreign currency losses that will reduce distributable net investment income.
REITs Risk. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity or hybrid REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage or hybrid REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. Mortgage and hybrid REITs are subject to the risks of accelerated prepayments of mortgage pools or pass-through
LMP Capital and Income Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
securities, reliance on short-term financing and more highly leveraged capital structures. REITs are dependent upon the skills of their managers and are not diversified.
REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to stockholders and are subject to the risk of default by lessees and borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as healthcare, are also subject to industry related risks. Certain “special purpose” REITs may invest their assets in specific real estate sectors, such as hotels, nursing homes or warehouses, and are therefore subject to the risks associated with adverse developments in any such sectors.
REITs are subject to management fees and other expenses. Therefore, investments in REITs will cause CRO to bear its proportionate share of the costs of the REITs’ operations. At the same time, CRO will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in REITs.
Risks of Warrants and Rights. Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. Warrants and rights do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in the assets of the issuer. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying security and a warrant or right ceases to have value if it is not exercised prior to its expiration date. The purchase of warrants or rights involves the risk that the Fund could lose the purchase value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrants’ or rights’ expiration. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrant or right added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the price of the underlying security.
Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. Each subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.
Interest Rate Transactions Risk. The Fund may enter into a swap or cap transaction to attempt to protect itself from increasing interest expenses on Borrowings resulting from increasing short-term interest rates or dividend expenses on Preferred Stock. A decline in interest rates may result in a decline in net amounts receivable by the Fund from the counterparty under the swap or cap (or an increase in the net amounts payable by the Fund to the counterparty under the swap), which may result in a decline in the net asset value of the Fund.

LMP Capital and Income Fund Inc.

Risks of Futures and Options on Futures. The use by the Fund of futures contracts and options on futures contracts to hedge interest rate risks involves special considerations and risks, as described below.
•
 Successful use of hedging transactions depends upon the applicable subadviser’s ability to correctly predict the direction of changes in interest rates. There can be no assurance that any particular hedging strategy will succeed.
•
 There might be imperfect correlation, or even no correlation, between the price movements of a futures or option contract and the movements of the interest rates being hedged. Such a lack of correlation might occur due to factors unrelated to the interest rates being hedged, such as market liquidity and speculative or other pressures on the markets in which the hedging instrument is traded.
•
 Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable movements in the interest rates being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable movements in the hedged interest rates.
•
 There is no assurance that a liquid secondary market will exist for any particular futures contract or option thereon at any particular time. If the Fund were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position.
•
 There is no assurance that the Fund will use hedging transactions. For example, if the
Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transactions.
Market Price Discount from Net Asset Value Risk. Shares of closed-end investment companies frequently trade at a discount to their net asset value. This characteristic is a risk separate and distinct from the risk that our net asset value could decrease as a result of the Fund’s investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of any offering under this Prospectus. Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of the Common Stock depends upon whether the market price of the Common Stock at the time of sale is above or below the investor’s purchase price for the Common Stock. Because the market price of the Common Stock is affected by factors such as net asset value, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for the Common Stock, stability of distributions, trading volume of the Common Stock, general market and economic
LMP Capital and Income Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
conditions, and other factors beyond our control, the Fund cannot predict whether the Common Stock will trade at, below or above net asset value or at, below or above the offering price. The Common Stock is designed primarily for long-term investors and you should not view the Fund as a vehicle for trading purposes.
Valuation Risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect Fund investments more broadly during periods of market volatility. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the Fund’s investments involves subjective judgment.
Tax Risks. To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, among other things, the Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources and satisfy certain distribution and asset diversification requirements. If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to stockholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current or accumulated earnings and profits.
Anti-Takeover Provisions Risk. The Charter and Bylaws of the Fund include provisions that are designed to limit the ability of other entities or persons to acquire control of the Fund for short-term objectives, including by converting the Fund to open-end status or changing the composition of the Board, that may be detrimental to the Fund’s ability to achieve its primary investment objective of total return with an emphasis on income. The Bylaws also contain a provision providing that the Board of Directors has adopted a resolution to opt in the Fund to the provisions of the Maryland Control Share Acquisition Act (“MCSAA”). There can be no assurance, however, that such provisions will be sufficient to deter professional arbitrageurs that seek to cause the Fund to take actions that may not be consistent with its investment objective or aligned with the interests of long-term shareholders, such as liquidating debt investments prior to maturity, triggering taxable events for shareholders and decreasing the size of the Fund. Such provisions may limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging an investor from seeking to obtain control of the Fund.
In determining to opt in to the MCSAA, the Board considered its fiduciary obligations to the Fund. In particular, the Board considered whether the interests of a short-term professional investor seeking to arbitrage the Fund’s market price would be consistent with the interests of Common Stockholders that invested in the Fund due to its investment objective of total return with an emphasis on income. In order to seek to allow the Fund to achieve its

LMP Capital and Income Fund Inc.

investment objective for those long-term Common Stockholders, the Board determined that it would be in the best interests of the Fund to opt in to the MCSAA. In making this decision, the Board considered a decision in the U.S. District Court for the District of Maryland, which had the effect of allowing a closed-end fund organized in Maryland to remain opted in to the MCSAA notwithstanding a counterclaim alleging that the fund’s decision to opt in to the MCSAA violated Section18(i) of the 1940 Act. A recent decision by the U.S. District Court for the Southern District of New York, however, held that certain Funds that opted into the MCSAA violated Section18(i) of the 1940 Act. The decision has been affirmed by the U.S. Court of Appeals for the Second Circuit. These decisions are incompatible with the prior decision in Maryland federal court that allowed a registered closed-end fund organized as a Maryland corporation to remain opted into the MCSAA, resulting in a circuit split on the issue. There is a risk that a court could follow the reasoning of the New York federal court, as opposed to the decision of the Maryland federal court, when determining whether a closed-end fund organized in Maryland can opt in to the MCSAA.
Operational Risk. The valuation of the Fund’s investments may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.
Cybersecurity Risk. Like other funds and business enterprises, the fund, the manager, the subadvisers and their service providers are subject to the risk of cyber incidents occurring from time to time. Cybersecurity incidents, whether intentionally caused by third parties or otherwise, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information) or proprietary information, cause the fund, the manager, the subadvisers and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the fund or their investment in the fund. The fund, the manager, and the subadvisers have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund, the investment manager, and/or the subadvisers. Cybersecurity incidents may result in financial losses to the fund and its Stockholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents. Issuers of securities in which the fund invests are also
LMP Capital and Income Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.
New ways to carry out cyber attacks continue to develop. There is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund’s ability to plan for or respond to a cyber attack.
More Information
For a complete list of the Fund’s fundamental investment restrictions and more detailed descriptions of the Fund’s investment policies, strategies and risks, see the Fund’s registration statement on Form N-2 that was declared effective by the SEC on March 14, 2005, as amended or superseded by subsequent disclosures. The Fund’s fundamental investment restrictions may not be changed without the approval of the holders of a majority of the outstanding voting securities, as defined in the 1940 Act.

LMP Capital and Income Fund Inc.

Dividend reinvestment plan (unaudited)
Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stock- holders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.
If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:
(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.
(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.
Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at P.O. Box 43006, Providence, RI 02940-3078 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.
LMP Capital and Income Fund Inc.

Dividend reinvestment plan (unaudited) (cont’d)
Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.
The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at P.O. Box 43006, Providence, RI 02940-3078 or by calling the Plan Agent at 1-888-888-0151.

LMP Capital and Income Fund Inc.

Important tax information (unaudited)
By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.
The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.
The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended November 30, 2025:

	Pursuant to:	Amount Reported
Long-Term Capital Gain Dividends Distributed	§852(b)(3)(C)	$13,502,861
Income Eligible for Dividends Received Deduction (DRD)	§854(b)(1)(A)	$7,552,733
Qualified Dividend Income Earned (QDI)	§854(b)(1)(B)	$8,075,597
Qualified Net Interest Income (QII)	§871(k)(1)(C)	$636,206
Qualified Business Income Dividends Earned	§199A	$912,965
Section 163(j) Interest Earned	§163(j)	$1,077,275
Interest Earned from Federal Obligations	Note (1)	$204,339
Note (1) - The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. Shareholders are advised to consult with their tax advisors to determine if any portion of the dividends received is exempt from state income taxes.
LMP Capital and Income Fund Inc.

(This page intentionally left blank.)

(This page intentionally left blank.)

(This page intentionally left blank.)

LMP
Capital and Income Fund Inc.
Directors
Robert D. Agdern
Carol L. Colman
Anthony Grillo
Eileen A. Kamerick
Chair
Nisha Kumar
Peter Mason
Hillary A. Sale
Jane Trust
Officers
Jane Trust
President and Chief Executive
Officer
Christopher Berarducci
Treasurer and Principal Financial
Officer
Fred Jensen
Chief Compliance Officer
Marc A. De Oliveira
Secretary and Chief Legal Officer
Thomas C. Mandia
Senior Vice President
Jeanne M. Kelly
Senior Vice President
LMP Capital and Income Fund Inc.
One Madison Avenue
17th Floor
New York, NY 10010
Investment manager
Franklin Templeton Fund Adviser, LLC
Subadvisers
ClearBridge Investments, LLC
Western Asset Management Company, LLC
Western Asset Management Company Limited
Custodian
The Bank of New York Mellon
Transfer agent
Computershare Inc.
P.O. Box 43006
Providence, RI 02940-3078
Independent registered
public accounting firm
PricewaterhouseCoopers LLP
Baltimore, MD
Legal counsel
Simpson Thacher & Bartlett LLP
900 G Street NW
Washington, DC 20001
New York Stock
Exchange Symbol
SCD

LMP Capital and Income Fund Inc.
LMP Capital and Income Fund Inc.
One Madison Avenue
17th Floor
New York, NY 10010
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-888-777-0102.
Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.
Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on Franklin Templeton’s website, which can be accessed at www.franklintempleton.com. Any reference to Franklin Templeton’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate Franklin Templeton’s website in this report.
This report is transmitted to the shareholders of LMP Capital and Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.
Computershare Inc.
P.O. Box 43006
Providence, RI 02940-3078
90324-A 1/26

(b) Not applicable

Item 2.	CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 19(a) (1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the Registrant has determined that Eileen A. Kamerick and Nisha Kumar, possesses the technical attributes identified in Item 3 to Form N-CSR to qualify as an “audit committee financial experts,” and has designated Eileen A. Kamerick and Nisha Kumar, as the Audit Committee’s financial experts. Eileen A. Kamerick and Nisha Kumar are an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4.	Principal Accountant Fees and Services.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending November 30, 2024 and November 30, 2025 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $66,250 in November 30, 2024 and $66,913 in November 30, 2025.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in November 30, 2024 and $0 in November 30, 2025.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $11,000 in November 30, 2024 and $11,000 in November 30, 2025. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to the Registrant’s investment manager and any entity controlling, controlled by, or under common control with the investment manager that provides ongoing services to the Registrant (“Service Affiliates”) during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant, other than the services reported in paragraphs (a) through (c) of this item, were $0 in November 30, 2024 and $0 in November 30, 2025.

There were no other non-audit services rendered by the Auditor to the Service Affiliates requiring pre-approval by the Audit Committee in the Reporting Periods.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by the Registrant’s investment manager or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and the Covered Service Providers constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to the Registrant and the Service Affiliates during the reporting period were $613,140 in November 30, 2024 and $660,964 in November 30, 2025.

(h) Yes. The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor’s independence. All services provided by the Auditor to the Registrant or to the Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert D. Agdern

Carol L. Colman

Anthony Grillo

Eileen A. Kamerick

Nisha Kumar

Peter Mason

Hillary A. Sale

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	Please see schedule of investments contained in the Financial Statements and Financial Highlights included under Item 1 of this Form N-CSR.

(b)	Not applicable.

ITEM 7.	FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10.	REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11.	STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

The information is disclosed as part of the Financial Statements included in Item 1 of this Form N-CSR, as applicable.

ITEM 12.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Western Asset Management Company, LLC

Proxy Voting Policies and Procedures

NOTE

The policy below relating to proxy voting and corporate actions is a global policy for Western Asset Management Company, LLC (“Western Asset” or the “Firm”) and all Western Asset affiliates, including Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Ltd (“Western Asset Japan”) and Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”), as applicable. As compliance with the policy is monitored by Western Asset, the policy has been adopted from the US Compliance Manual and all defined terms are those defined in the US Compliance Manual rather than the compliance manual of any other Western Asset affiliate.

BACKGROUND

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare, for instance, when fixed income securities are converted into equity by their terms or in connection with a bankruptcy or corporate workout. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Franklin Resources (Franklin Resources includes Franklin Resources, Inc. and organizations operating as Franklin Resources) or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

PROCEDURES

Responsibility and Oversight

The Legal & Compliance Group is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions team of the Investment Operations Group (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Portfolio Compliance Group maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Portfolio Compliance Group for coordination and the following actions:

Proxies are reviewed to determine accounts impacted.

Impacted accounts are checked to confirm Western Asset voting authority.

Where appropriate, the Regulatory Affairs Group reviews the issues presented to determine any material conflicts of interest. (See Conflicts of Interest section of these procedures for further information on determining material conflicts of interest.)

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

The Portfolio Compliance Group provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Portfolio Compliance Group.

Portfolio Compliance Group votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset’s Legal and Compliance Department personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Rule 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

•	A copy of Western Asset’s proxy voting policies and procedures.

•	Copies of proxy statements received with respect to securities in client accounts.

•	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

•	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast;

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team;

9.	Funds are required to categorize their votes so that investors can focus on the topics they find important. Categories include, for example, votes related to director elections, extraordinary transactions, say-on-pay, shareholder rights and defenses, and the environment or climate, among others; and

10.	Funds are required to disclose the number of shares voted or instructed to be cast, as well as the number of shares loaned but not recalled and, therefore, not voted by the fund.

Records are maintained in an easily accessible place for a period of not less than five (5) years with the first two (2) years in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies and procedures are described in the Firm’s Form ADV Part 2A. Clients are provided with a copy of these policies and procedures upon request. In addition, clients may receive reports on how their proxies have been voted, upon request.

Conflicts of Interest

All proxies that potentially present conflicts of interest are reviewed by the Regulatory Affairs Group for a materiality assessment. Issues to be reviewed include, but are not limited to:

1.	Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions are based on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Situations can arise in which more than one Western Asset client invests in instruments of the same issuer or in which a single client may invest in instruments of the same issuer but in multiple accounts or strategies. Multiple clients or the same client in multiple accounts or strategies may have different investment objectives, investment styles, or investment professionals involved in making decisions. While there may be differences, votes are always cast in the best interests of the client and the investment objectives agreed with Western Asset. As a result, there may be circumstances where Western Asset casts different votes on behalf of different clients or on behalf of the same client with multiple accounts or strategies.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The Management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

7.	Reporting of Financially Material Information

Western Asset generally believes issuers should disclose information that is material to their business.

What qualifies as “material” can vary, so votes are cast on a case-by-case basis but consistent with the overarching principle.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

Environmental or social issues that are the subject of a proxy vote will be considered on a case-by-case basis. Constructive proposals that seek to advance the health of the issuer and the prospect for risk-adjusted returns to Western Assets clients are viewed more favorably than proposals that advance a single issue or limit the ability of management to meet its operating objectives.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.	Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.	Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.	Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.	Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

V.	Environmental, Social and Governance (“ESG”) Matters

Western Asset incorporates ESG considerations, among other relevant risks, as part of the overall process where appropriate. The Firm seeks to identify and consider material risks to the investment thesis, including material risks presented by ESG factors. While Western Asset is primarily a fixed income manager, opportunities to vote proxies are considered on the investment merits of the instruments and strategies involved.

As a general proposition, Western Asset votes to encourage disclosure of information material to their business. This principle extends to ESG matters. What qualifies as “material” can vary, so votes are cast on a case-by-case basis but consistent with the overarching principle. Western Asset recognizes that objective standards and criteria may not be available or universally agreed and that there may be different views and subjective analysis regarding factors and their significance.

Targeted environmental or social issues that are the subject of a proxy vote will be considered on a case-by-case basis. Constructive proposals that seek to advance the health of the issuer and the prospect for risk-adjusted returns to Western Assets clients are viewed more favorably than proposals that advance a single issue or limit the ability of management to meet its operating objectives.

Retirement Accounts

For accounts subject to ERISA, as well as other retirement accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the Department of Labor has determined that the responsibility remains with the investment manager.

In order to comply with the Department of Labor’s position, Western Asset will be presumed to have the obligation to vote proxies for its retirement accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the retirement account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 13.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1): As of the date of filing this report:

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2009

Co-portfolio manager of the fund; Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset (Since 2024); Co-Chief Investment Officer of Western Asset (2023-2024); employed by Western Asset Management as an investment professional for at least the past five years

Ryan Brist Western Asset 385 East Colorado Blvd Pasadena, CA 91101	Since 2009

Co-portfolio manager of the fund; Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Head of U.S. Investment Grade Credit of Western Asset since 2009; Chief Investment Officer and Portfolio Manager of Logan Circle Partners 2007-2009);Co-Chief Investment Officer and Senior Portfolio Manager at Delaware Investment Advisors (2000-2007)

Molly Schwartz Western Asset 385 East Colorado Blvd Pasadena, CA 91101	Since 2024

Co-portfolio manager of the fund; Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years.

Dan Alexander Western Asset 385 East Colorado Blvd Pasadena, CA 91101	Since 2022

Co-portfolio manager of the fund; Responsible for the day-to-day management with other members of the Fund’s portfolio management team; he has been employed by Western Asset as an investment professional for at least the past five years.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s investment professionals for the fund. Unless noted otherwise, all information is provided as of November 30, 2025.

Other Accounts Managed by Investment Professionals

The table below identifies the number of accounts (other than the fund) for which the fund’s investment professionals have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based
Michael C. Buchanan ‡	Other Registered Investment Companies	58	$81.56 billion	None	None
	Other Pooled Vehicles	192	$45.81 billion	16	$2.99 billion
	Other Accounts	274	$80.14 billion	12	$6.66 billion
Ryan Brist‡	Other Registered Investment Companies	26	$10.04 billion	None	None
	Other Pooled Vehicles	15	$13.35 billion	None	None
	Other Accounts	73	$31.37 billion	4	$1.44 billion
Molly Schwartz‡	Other Registered Investment Companies	3	$973 million	None	None
	Other Pooled Vehicles	9	$7.37 billion	None	None
	Other Accounts	54	$23.27 billion	4	$1.44 billion
Dan Alexander‡	Other Registered Investment Companies	3	$973 million	None	None
	Other Pooled Vehicles	9	$7.37 billion	None	None
	Other Accounts	54	$23.27 billion	4	$1.44 billion

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). They are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation (As of November 30, 2025):

Investment Professional Compensation

Conflicts of Interest

The Subadviser has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the Subadviser or an affiliate has an interest in the account. The Subadviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. Eligible accounts that can participate in a trade generally share the same price on a pro-rata allocation basis, taking into account differences based on factors such as cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the Subadviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Subadviser may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. The Subadviser’s team approach to portfolio management and block trading approach seeks to limit this potential risk.

The Subadviser also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the Subadviser have access to transactions and holdings information regarding client accounts and the Subadviser’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the Subadviser maintains a Code of Ethics that is compliant with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Subadviser’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the Subadviser’s compliance monitoring program.

The Subadviser may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The Subadviser also maintains a compliance monitoring program and engages independent auditors to conduct a SOC1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Investment Professional Compensation

With respect to the compensation of the Fund’s investment professionals, the Subadviser’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits and a retirement plan.

In addition, the Subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to the Fund, the benchmark set forth in the Fund’s Prospectus to which the Fund’s average annual total returns are compared or, if none, the benchmark set forth in the Fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 and 5 years having a larger emphasis. The Subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the Fund) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the Subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Subadviser’s business.

Finally, in order to attract and retain top talent, all investment professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include long-term incentives that vest over a set period of time past the award date.

Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the named investment professional as of November 30, 2025.

Investment Professional(s)	Dollar Range of Portfolio Securities Beneficially Owned
Michael C. Buchanan	A
Ryan Brist	A
Molly Schwartz	A
Dan Alexander	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 14.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 15.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

ITEM 16.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 17.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 18.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)	Not applicable.

(b)	Not applicable.

ITEM 19.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (3) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

LMP Capital and Income Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	January 27, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	January 27, 2026

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	January 27, 2026